UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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2026 Proxy Statement and

Notice of Annual Meeting

OUR KITCHEN, OUR TABLE
simply seasoned
The Essential Kitchen
everyday eats

Competitive Advantages

Inspire with our Brands & Products	Excel at Every Consumer and Customer Touchpoint	Deliver Best Cost & Quality

WHIRLPOOL CORPORATION Global Headquarters 2000 North M-63 Benton Harbor, Michigan 49022-2692

Dear Fellow Shareholder:

On behalf of the Board of Directors, we thank you for your continued support as a Whirlpool shareholder. The 2025 fiscal year was a testament to the exceptional resilience of our global team. In the face of a complex macroeconomic environment, we stayed the course, prioritizing operational excellence and long-term strategic transformation.

The past year was defined by a convergence of headwinds. We navigated the fourth consecutive year of a suppressed U.S. housing market – a critical driver for our industry – alongside trade volatility and weakened consumer sentiment. By successfully executing structural cost take-out actions, we were able to partially mitigate these external pressures. We look forward to telling our governance story in the following pages, which includes these highlights.

Strategy Execution and Balance Sheet Strength

While managing current costs, we did not lose sight of the future. In 2025, we executed against our strategic priorities, launching the largest product refresh in our Company’s recent history and ensuring our brands remain at the forefront of the consumer experience. To fuel future growth, the Board approved $800 million in R&D and capital expenditure investment.

Strategically, we continued to sharpen our portfolio. The Board oversaw the reduction of our stake in Whirlpool of India Ltd. to a 40% minority position and our use of the proceeds to strengthen our balance sheet and pay down debt. In addition, after careful consideration, the Board adjusted the annual dividend rate downward to $3.60 per share to ensure that we have capacity on our balance sheet for future investments and continued focus on debt repayment. We remain dedicated to upholding our 70-year legacy of returning value to shareholders through healthy dividends.

Focus on Emerging Trends

In 2025, our Board continued its focus on significant emerging trends impacting our Company and industry, in order to position Whirlpool to drive value from such trends while mitigating risk. The Board participated in a deep-dive session on the opportunities and risks of artificial intelligence for the Company, including the prioritization of use cases and the principles and processes to control risk. The Board also participated in an educational session on the current global geopolitical and economic environment, providing a foundation for discussions on the macroeconomic challenges facing the Company.

Leadership Evolution

Ensuring the Board has the right skills and experience to oversee our strategy is a primary responsibility. This year, we were pleased to welcome three new directors whose backgrounds align with Whirlpool’s strategic priorities, and who bring fresh perspectives and diverse expertise to our oversight responsibilities.

In addition, the Board guided execution of key components of our executive succession plan, including the appointment of two executives to new roles as executive presidents and the appointment of a new chief financial officer, ensuring a leadership team equipped to drive our next chapter of growth.

Looking Ahead

Whirlpool Corporation has weathered many business cycles in its long history. Our performance in 2025 demonstrates that even when the housing market is slow and global trade is volatile, our structural foundations are built to last. We look forward to continuing to engage with you on our strategy and results, corporate responsibility, board oversight, and future growth.

MARC R. BITZER Chairman of the Board and Chief Executive Officer	GREG CREED Presiding Director

March 10, 2026

Notice Of 2026 Annual Meeting Of Stockholders

The 2026 annual meeting of stockholders of WHIRLPOOL CORPORATION will be held on Tuesday, April 21, 2026, at 8:00 a.m., Central Time, at 331 North LaSalle, Chicago, Illinois, for the following purposes:

1.	To elect 12 persons to the Whirlpool Corporation Board of Directors (the “Board”);

2.	To approve, on an advisory basis, Whirlpool Corporation’s executive compensation;

3.	To ratify the appointment of Ernst & Young LLP as Whirlpool Corporation’s independent registered public accounting firm for fiscal 2026; and

4.	To transact such other business as may properly come before the meeting.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relevant to the meeting for at least ten days prior to April 21, 2026. Please email corporate_secretary@whirlpool.com if you wish to examine the stockholder list prior to the annual meeting. Our top priority is to protect the health and well-being of our stockholders, employees, and the general public. In the event we determine it is necessary or appropriate to hold the meeting by remote communication, we will announce this decision in advance, and details will be posted on the Investor Relations section of our Company website and filed with the Securities and Exchange Commission (the “SEC”).

By Order of the Board of Directors,

BRIDGET K. QUINN

Deputy General Counsel and Corporate Secretary

March 10, 2026

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on April 21, 2026

This Proxy Statement and Annual Report are being made available to stockholders on March 11, 2026 and are available at:

https://investors.whirlpoolcorp.com/financial-information/annual-reports-and-proxy-statements/

PROXY SUMMARY

Proxy Summary

This summary highlights information contained elsewhere in the proxy statement. This summary provides an overview and is not intended to contain all the information that you should consider before voting. We encourage you to read the entire proxy statement for more detailed information on each topic prior to casting your vote.

GENERAL INFORMATION

▶

Meeting: Annual Meeting of Stockholders

▶

Date: Tuesday, April 21, 2026

▶

Time: 8:00 a.m., Central Time

▶

Location: 331 North LaSalle, Chicago, Illinois

▶

Record Date: February 20, 2026

▶

Stock Symbol: WHR

▶

Exchanges: NYSE & NYSE Texas

▶

Common Stock Outstanding as of the Record Date: 56,540,150 shares

▶

Registrar & Transfer Agent: Computershare Trust Company, N.A.

▶

Corporate Website: www.whirlpoolcorp.com

2025 COMPANY PERFORMANCE HIGHLIGHTS *

In 2025, our Company demonstrated strong resilience against a challenging macroeconomic environment led by the fourth consecutive year of a suppressed U.S. housing market, trade tariff volatility, and weakened consumer sentiment. We successfully navigated this challenging environment in 2025, while executing the largest product refresh in Major Domestic Appliances (MDA) North America in a decade. By delivering $200 million in structural cost take-out actions, the organization partially offset incremental tariff and currency margin pressures, resulting in a GAAP net earnings margin of 2.2% and an ongoing earnings before interest & taxes (EBIT) margin of 4.7%. Strategically, the Company continued its portfolio transformation by reducing its stake in Whirlpool of India, retaining a minority stake of 40% and leveraging the proceeds to pay down debt. Whirlpool continued to fuel future growth through $0.8 billion in R&D and capital expenditures, and upheld its 70-year legacy of returning value to shareholders through dividends.

Earnings per share of $5.66 (GAAP) and $6.23 (Ongoing/Non-GAAP)	~$300 Million Dividends paid (70th consecutive year of dividends)	$200 Million Cost take-out, partially offsetting the incremental cost of tariffs

*	See page 25 for details of the Company’s results for the 2025 fiscal year. Please also see Annex A for a reconciliation of non-GAAP financial measures.

The proxy statement and annual report are available at www.proxyvote.com

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	i

PROXY SUMMARY

OVERVIEW OF VOTING MATTERS

Board recommendation

Item 1: Election of Directors (page: 1)

You are being asked to vote on the election of 12 Directors. The Corporate Governance and Nominating Committee believes that these nominees possess the experience and qualifications to exercise sound oversight of management. Directors are elected by majority vote for a term of one year.

FOR each nominee

Item 2: Advisory Vote to Approve Whirlpool Corporation’s Executive Compensation (page: 63)

You are being asked to approve, on an advisory basis, the compensation of Whirlpool Corporation’s Named Executive Officers for 2025.

FOR

Item 3: Ratification of the Appointment of Ernst & Young LLP as Whirlpool Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2026 (page: 67)

You are being asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as Whirlpool Corporation’s Independent Registered Public Accounting Firm for fiscal year 2026.

FOR

CORPORATE RESPONSIBILITY HIGHLIGHTS

Additional information about the Company’s Corporate Responsibility initiatives can be found on pages 17-18.

Environmental

▶

Updated near-term emissions reduction targets and established a new long-term target to accelerate progress and align with the latest science-based guidelines

▶

Matched 80% of the electricity consumption across our global operational footprint with renewable energy sources

Social

▶

Renewed support of Habitat for Humanity’s BuildBetter with Whirlpool program to help build 50 net-zero-energy-ready homes by the end of 2026

▶

Our CEO, Marc Bitzer, was elected to join the Habitat for Humanity International Board of Directors

Governance

▶

Improving corporate responsibility reporting with the launch of the Corporate Responsibility Resource Center and two focused reports issued annually: Impact Report and Technical Report

▶

Significantly expanded supplier emissions data collection coverage with support from Ecovadis

ii	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

PROXY SUMMARY

DIRECTOR NOMINEES

Additional details about each of the director nominees can be found beginning on page 1.

			Committee Membership

Name*	Age	Director since	Audit	Corporate Governance & Nominating	Finance	Human Resources	Independent

Mary Ellen Adcock	49	2025	✓	✓			✓

Marc R. Bitzer	61	2015

Judith K. Buckner	57	2025		✓		✓	✓

Greg Creed	68	2017		Chair		✓	✓

Diane M. Dietz	60	2013			✓	Chair	✓

Gerri T. Elliott	69	2014			✓	✓	✓

Richard J. Kramer	62	2024	✓	✓			✓

Jennifer A. LaClair	54	2020	Chair	✓			✓

John D. Liu	57	2010	✓		✓		✓

James M. Loree	67	2017	✓		Chair		✓

John G. Morikis	62	2025		✓		✓	✓

Rudy Wilson	50	2023	✓		✓		✓
*	Samuel R. Allen and Harish Manwani are not standing for re-election having reached retirement age. We thank them for their many contributions and dedicated service.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	iii

PROXY SUMMARY

Executive Compensation Pay Mix

CEO Total Target Compensation	Other NEOs’ Average Total Target Compensation

iv	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

ITEM 1 - ELECTION OF DIRECTORS

Item 1 – Directors and Nominees

for Election as Directors

We currently have 12 directors on the Board who are standing for election or re-election and, if elected, will serve until our next annual meeting of stockholders and stand for re-election annually (subject to our retirement policy). Each of the nominees below has consented to be a nominee named in this proxy statement and to serve if elected. In the table below, we identify the experiences that enable our directors to provide critical insights on the competitive advantages needed to deliver on the Company’s strategy and to make significant contributions to board deliberations. The absence of a “check” for a particular experience does not indicate that the director in question is unable to contribute to the decision-making process in that area.

Competitive Advantages

Experience	Adcock	Bitzer	Buckner	Creed	Dietz	Elliott	Kramer	LaClair	Liu	Loree	Morikis	Wilson

Senior Leadership Roles at Large/Complex Organizations

Directors with leadership experience at organizations with operational scale and complexity similar to Whirlpool are equipped to evaluate our enterprise strategy and progress against strategic goals.

Global Business Operations/International Work Experience

Directors with global and international business experience understand the challenges and opportunities of a global footprint and have unique cultural and consumer insight aligned with Whirlpool’s international operations.

Corporate Strategy/M&A Directors with strategy and M&A expertise provide critical insights in evaluating value creation opportunities as part of Whirlpool’s portfolio transformation.

Sales/Marketing/Brand Management

Directors with experience in distribution strategy, trade relationships, marketing, including digital marketing, and brand management provide critical insights on these key drivers of our profitable growth.

Product Development/Innovation/Engineering

Directors with innovation and product development experience possess the expertise to effectively oversee our innovation strategy, unlock new growth opportunities, and respond to evolving consumer preferences.

Supply Chain/Manufacturing/Logistics

Directors with expertise in supply chain management, manufacturing, and/or logistics are well equipped to assess our operations and evaluate operating efficiencies.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	1

ITEM 1 - ELECTION OF DIRECTORS

Experience	Adcock	Bitzer	Buckner	Creed	Dietz	Elliott	Kramer	LaClair	Liu	Loree	Morikis	Wilson

Accounting/Finance/Capital Structure

Directors with expertise in financial management, capital allocation, and financial reporting are equipped to evaluate our capital structure and capital allocation priorities and to provide oversight of our financial operations and reporting processes.

Corporate Governance/Sustainability

Directors with experience on other public company boards and those with experience in corporate responsibility and impact contribute valuable insights on best governance practices at other leading corporations, including emerging trends and effective governance and oversight, which are key to achieving sustainable shareholder value.

Legal/Regulatory/Government Affairs Directors with experience in legal and regulatory issues aid in overseeing Whirlpool’s risk management and compliance across our global operations.

Human Capital Management

Directors with human capital management and talent development expertise contribute to effective oversight of our global talent strategy, including thoughtful succession planning, which is critical to our continued success.

Technology/Cybersecurity

Directors with expertise in technology and cybersecurity aid the Board in its oversight of Whirlpool’s information security and data privacy risks, and adoption of new technologies, including artificial intelligence, which are key to execution of our strategy.

Consumer Products

Directors with consumer products expertise provide important insights about building strong relationships with consumers and understanding drivers behind evolving consumer preferences, which are key to Whirlpool’s future success.

2	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

ITEM 1 - ELECTION OF DIRECTORS

The Board recommends a vote FOR the election of each of the director nominees below.

Mary Ellen Adcock Independent Director Director since: 2025 Age: 49 Committees: • Audit • Corporate Governance and Nominating

Key Skills and Qualifications:

Ms. Adcock brings the following key skills and qualifications that enable her to add valuable insights to our board deliberations: senior leadership experience as Executive Vice President and Chief Merchant and Marketing Officer and other leadership roles over the course of her 25+ year career with The Kroger Co.; significant sales, marketing, and brand management experience gained through responsibility for sales and category planning, e-commerce and digital merchandising and private label brands; substantial experience in manufacturing acquired through several roles in Kroger’s manufacturing businesses, which included leadership of the zero manufacturing waste to landfill initiative; and human capital management experience derived from her various leadership roles and early career roles in human resources management at Kroger.

Employment Background:

Ms. Adcock has been Executive Vice President and Chief Merchant and Marketing Officer of The Kroger Co. since March 2025. She served as Senior Vice President and Chief Merchant and Marketing Officer of Kroger from 2024 to 2025; Senior Vice President of Retail Operations from 2019 to 2024; and Group Vice President of Retail Operations from 2016 to 2019. Prior to that, Ms. Adcock served in various roles of increasing responsibility in manufacturing and merchandising, including Vice President of Operations and Vice President of Merchandising for Kroger’s Columbus Division; Vice President of Natural Foods Merchandising; and Vice President of Deli/Bakery Manufacturing. Ms. Adcock joined Kroger in 1999 as a human resources assistant manager.

Marc R. Bitzer Chairman and Chief Executive Officer Director since: 2015 Age: 61 Other Public Company Boards • The BMW Group (since 2021)

Key Skills and Qualifications:

Mr. Bitzer brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: senior leadership experience as Chairman and Chief Executive Officer of Whirlpool Corporation; years of experience and knowledge of Whirlpool’s major global operations; corporate strategy and mergers and acquisitions experience through prior roles within Whirlpool; and a depth of experience in sales, marketing, and brand management, and consumer products experience acquired through his roles at Whirlpool and prior work experience.

Employment Background:

Mr. Bitzer has been Chairman of the Board of Whirlpool Corporation since 2019 and a director since 2015. He has been President and Chief Executive Officer of Whirlpool Corporation since 2017. He served as President and Chief Operating Officer of Whirlpool Corporation from 2015 to 2017. Prior to this role, he was Vice Chairman, Whirlpool Corporation, a position he held from 2014 to 2015. Mr. Bitzer had been President of Whirlpool North America and Whirlpool Europe, Middle East, and Africa after holding other positions of increasing responsibility since 1999. Prior to joining Whirlpool, Mr. Bitzer was a Vice President with the Boston Consulting Group.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	3

ITEM 1 - ELECTION OF DIRECTORS

Judith K. Buckner Independent Director Director since: 2025 Age: 57 Committees: • Corporate Governance and Nominating • Human Resources

Key Skills and Qualifications:

Ms. Buckner brings the following key skills and qualifications that enable her to add valuable insights to our board deliberations: significant consumer products, and product development, innovation and engineering experience gained in roles of increasing responsibility at Reynolds Consumer Products, Inc., including Director of Engineering and New Product Development; extensive corporate strategy and finance expertise gained in her roles as Senior Vice President of Business Transformation and leadership of two Reynolds’ divisions; technology and cybersecurity strategy experience gained as a member of Reynold’s cybersecurity steering team; and substantial experience in supply chain, manufacturing, and logistics gained from her progressive leadership roles in operations and manufacturing at Reynolds.

Employment Background:

Ms. Buckner has been President of the Reynolds Cooking and Baking division of Reynolds Consumer Products, Inc. since 2022. She served as President of the Presto Products business unit of Reynolds from 2019 to 2022; Senior Vice President of Business Transformation at Reynolds from 2017 to 2019; and Vice President of Operations and Engineering for Reynolds’ Hefty Waste Bags and Food Bags business from 2014 to 2017. Ms. Buckner joined Reynolds in 2000 as an engineering manager and held various positions of increasing responsibility in manufacturing, operations and engineering. Prior to joining Reynolds, Ms. Buckner held various engineering and leadership roles in product development, manufacturing and operations at Hoechst-Celanese/Invista at several of their U.S. locations, with international research and project experience.

Greg Creed

Independent Presiding

Director

Director since: 2017

Age: 68

Committees:

•

Corporate Governance and Nominating (Chair)

•

Human Resources

Other Public Company Boards

•

Aramark (since 2020)

•

Delta Airlines, Inc. (since 2022)

Prior Public Company Boards

•

Sow Good Inc. (2020 – 2022)

•

Yum! Brands, Inc. (2014 – 2020)

•

International Game Technology (2010 – 2015)

Key Skills and Qualifications:

Mr. Creed brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: extensive senior leadership experience as Chief Executive Officer at Yum! and Taco Bell; human capital management experience as Chief Operating Officer at Yum!; in-depth sales and marketing experience gained as Chief Marketing Officer at Taco Bell; international work experience during his tenure at Unilever; and corporate governance experience gained from his service on other public company boards of directors.

Employment Background:

Mr. Creed served as Chief Executive Officer of Yum! Brands, Inc., a leading operator of quick service restaurants, from 2015 until his retirement in 2019. Following his retirement, Mr. Creed provided advisory services to Yum! throughout 2020 on a part-time basis. He served as Chief Executive Officer of Taco Bell Division from 2011 to 2014, and as President and Chief Concept Officer of Taco Bell U.S. from 2007 to 2011. He held various roles within Yum!, including Chief Marketing Officer, Taco Bell, and Chief Operating Officer, Yum!, after holding other positions of increasing responsibility with the company since 1994. Prior to joining Yum! in 1994, Mr. Creed worked with Unilever in Australia, London, and New York.

4	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

ITEM 1 - ELECTION OF DIRECTORS

Diane M. Dietz Independent Director Director since: 2013 Age: 60 Committees: • Human Resources (Chair) • Finance

Key Skills and Qualifications:

Ms. Dietz brings the following key skills and qualifications that enable her to contribute invaluable insights to our board deliberations: senior leadership experience as Chief Executive Officer of Rodan & Fields, LLC; extensive sales, marketing, and brand management experience acquired through her executive leadership roles at large-scale consumer product companies, including Rodan & Fields, Safeway, and Procter & Gamble; experience in product development and innovation gained during her extensive career in consumer products; and knowledge and experience in human capital management obtained while overseeing large teams at these companies.

Employment Background:

Ms. Dietz served as President and Chief Executive Officer of Rodan & Fields, LLC, a leading premium skincare company, from 2016 until her retirement in 2021. She served as Executive Vice President and Chief Marketing Officer of Safeway, Inc., a leading food and drug retailer, from 2008 to 2015. Prior to joining Safeway, Inc., Ms. Dietz served as Vice President and General Manager, Procter & Gamble’s Oral Care business, led a broad range of brand management and marketing functions across the P&G organization, and held positions of increasing responsibility with the company from 1989 to 2008.

Gerri T. Elliott

Independent Director

Director since: 2014

Age: 69

Committees:

•

Finance

•

Human Resources

Prior Public Company Boards

•

Marqeta, Inc. (2021 – 2024)

•

Marvell Technology Group Ltd. (2017 – 2018)

•

Mimecast Limited (2017 – 2018)

•

Imperva, Inc. (2015 – 2018)

•

Bed Bath & Beyond, Inc. (2014 – 2017)

Key Skills and Qualifications:

Ms. Elliott brings the following key skills and qualifications that enable her to add valuable insights to our board deliberations: global sales and marketing experience and extensive technology and cybersecurity expertise obtained throughout her career in the technology industry; global business operations and international work experience gained during her tenure at International Business Machines (IBM) Corporation’s Asia Pacific operations; and corporate governance and sustainability experience gained during her prior service on other public company boards.

Employment Background:

Ms. Elliott served as the Executive Vice President and Chief Customer and Partner Officer of Cisco Systems, Inc. from 2018 until her retirement in 2022. She served as the Executive Vice President, Strategic Advisor, and Chief Customer Officer of Juniper Networks, a producer of high-performance networking equipment, from 2013 to 2014. Ms. Elliott began her employment with Juniper Networks in 2009 and held positions of increasing responsibility with the company through 2014. Before joining Juniper Networks, she served as Corporate Vice President, Worldwide Public Sector Organization of Microsoft Corporation, from 2004 to 2008. Prior to joining Microsoft, Ms. Elliott spent 22 years at IBM Corporation, where she held several senior executive positions in the U.S. and internationally.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	5

ITEM 1 - ELECTION OF DIRECTORS

Richard J. Kramer

Independent Director

Director since: 2024

Age: 62

Committees:

•

Audit

•

Corporate Governance and Nominating

Other Public Company Boards

•

CNH Industrial N.V. (since 2023)

Prior Public Company Boards

•

The Goodyear Tire & Rubber Company (2010 – 2024)

•

The Sherwin-Williams
Company (2012 – 2023)

Key Skills and Qualifications:

Mr. Kramer brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: extensive senior leadership experience as Chairman and Chief Executive Officer and other executive leadership roles over his 24-year career at The Goodyear Tire & Rubber Company; significant experience in accounting, finance, and capital structure acquired through education, public accounting firm experience, and service in Goodyear finance roles of increasing responsibility, including Chief Financial Officer; corporate strategy, mergers and acquisitions expertise evidenced during his tenure as Goodyear Chief Executive Officer, including through implementation of a long-term strategy roadmap and execution of a major acquisition; and experience in product development and innovation, specifically experience with developing relationships to spur innovation and integrate new technology.

Employment Background:

Mr. Kramer served as Chairman, Chief Executive Officer, and President of The Goodyear Tire & Rubber Company, a global manufacturer, marketer, and distributor of tires, from 2010 until his retirement in January 2024. Mr. Kramer joined Goodyear in March 2000 and held various positions at Goodyear, including Chief Operating Officer from June 2009 to April 2010; President, North American Tire from March 2007 to April 2010; Executive Vice President and Chief Financial Officer from June 2004 to August 2007; Senior Vice President, Strategic Planning and Restructuring from September 2003 to June 2004; Vice President, Finance, North American Tire from July 2002 to September 2003; and Vice President, Corporate Finance from March 2000 to July 2002. Prior to joining Goodyear, Mr. Kramer was with PricewaterhouseCoopers LLP for 13 years, where he held positions of increasing responsibility, including Partner.

Jennifer A. LaClair Independent Director Director since: 2020 Age: 54 Committees: • Audit (Chair) • Corporate Governance and Nominating

Key Skills and Qualifications:

Ms. LaClair brings the following key skills and qualifications to our Board that enable her to add valuable insight to our board deliberations: extensive executive leadership experience; finance and accounting experience; regulatory, sales, and business transformation experience acquired during her years of experience in the financial services industry; technology expertise gained through aspects of her roles at Fiserv Inc. and Ally Financial Inc. and through her service on the board of directors of the Federal Reserve Bank of Richmond, where she served as Chair of the National Information Technology Committee; and international work experience gained through her role leading a global payments technology business at Fiserv and her roles at World Education and the Harvard Institute of International Development.

Employment Background:

Ms. LaClair currently serves as the Chief Executive Officer of Pay With Spire Inc., a national fintech payments company focusing on modern solutions for large enterprise merchants. From 2023-2025, LaClair served as the Head of Merchant Solutions and the Chief Revenue Officer of Fiserv Inc, a leading global provider of payments and financial services technology solutions. Prior to that time, Ms. LaClair spent five years as the Chief Financial Officer at Ally Financial Inc, the largest digital-only bank and leading financial services provider. Before Ally, Ms. LaClair spent ten years at PNC Financial Services, where she served as the Chief Financial Officer of all of the businesses, and the head of the company’s business banking segment. Earlier in her career, Ms. LaClair was a consultant with McKinsey and Company and spent six years working in international economic development.

6	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

ITEM 1 - ELECTION OF DIRECTORS

John D. Liu Independent Director Director since: 2010 Age: 57 Committees: • Audit • Finance Prior Public Company Boards • Amkor Technology, Inc. (2024 – 2025) • Greenhill & Co., Inc. (2017 – 2023)

Key Skills and Qualifications:

Mr. Liu brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: significant corporate strategy, mergers and acquisitions and global business experience acquired through prior roles at a global investment bank, and currently as Executive Vice President of Corporate Development and Strategy at Amkor Technology, Inc.; significant finance and accounting expertise obtained through his education and career in investment banking and investment management, including service as a Chief Financial Officer; and legal and regulatory experience through his roles as an executive officer in investment banking and as managing partner of a Registered Investment Advisory Firm.

Employment Background:

Mr. Liu has been the Executive Vice President, Corporate Development and Strategy of Amkor Technology, Inc., an outsourced semiconductor assembly and test service provider, since November 2025. Mr. Liu served as Chief Executive Officer of Essex Equity Capital Management, a financial services company and Managing Partner of Richmond Hill Investments, an investment management firm from 2008 to October 2025. Prior to that time, Mr. Liu was employed for 12 years by Greenhill & Co., Inc., a global investment banking firm, in positions of increasing responsibility including Chief Financial Officer and the Co-Head of U.S. Mergers and Acquisitions.

James M. Loree

Independent Director

Director since: 2017

Age: 67

Committees:

•

Finance (Chair)

•

Audit

Other Public Company Boards

•

United Natural Foods, Inc. (since 2023)

Prior Public Company Boards

•

Stanley Black & Decker, Inc. (2016 – 2022)

•

Harsco Corporation
(2010 – 2016); Audit
Committee Chairman
(2012 – 2016)

Key Skills and Qualifications:

Mr. Loree brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: extensive senior leadership experience as President and Chief Executive Officer at a large public company; deep experience in finance, accounting, and capital allocation through finance roles with public companies, including serving as a Chief Financial Officer; experience with supply chain, manufacturing and logistics acquired in operations roles throughout his career; and experience with leading sustainability initiatives at the helm of a global consumer products company.

Employment Background:

Mr. Loree has served as the Chief Executive Officer at Serta Simmons Bedding, LLC since July 2024 and as a member of Serta Simmons’ board of directors since July 2023. Previously, he served as President and Chief Executive Officer of Stanley Black & Decker, Inc., a leading industrial and consumer products company, from 2016 to June 2022. At Stanley Black & Decker, Mr. Loree also served as President and Chief Operating Officer from 2013 to 2016; Chief Operating Officer from 2009 to 2013; Executive Vice President and Chief Financial Officer from 2002 to 2009; and Vice President and Chief Financial Officer from 1999 to 2002. Prior to joining Stanley Black & Decker, Mr. Loree held positions of increasing responsibility in financial and operating management in business, corporate, and financial services at General Electric from 1980 to 1999.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	7

ITEM 1 - ELECTION OF DIRECTORS

John G. Morikis

Independent Director

Director since: 2025

Age: 62

Committees:

•

Corporate Governance and Nominating

•

Human Resources

Other Public Company Boards

•

General Mills, Inc. (since 2024)

•

United Parcel Service, Inc. (since 2025)

•

Johnson & Johnson (since 2025)

Prior Public Company Boards

•

The Sherwin-Williams Company (2015 – 2025)

•

Fortune Brands Innovations, Inc. (2011 – 2024)

Key Skills and Qualifications:

Mr. Morikis brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: extensive senior leadership experience as Chairman and Chief Executive Officer and other executive leadership roles during his 40-year career at The Sherwin-Williams Company; in-depth global business operations and international work experience, and global supply chain, manufacturing, and logistics experience acquired as Chief Operating Officer at Sherwin-Williams; and deep consumer products experience gained during his long tenure at a large consumer products company and his service on the boards of directors of other consumer products companies.

Employment Background:

Mr. Morikis served as Executive Chairman of The Sherwin-Williams Company, from January 2024 until his retirement in December 2024. He served as Chairman from January 2017 to December 2023; Chief Executive Officer from January 2016 to December 2023; President from March 2021 to March 2022 and October 2006 to March 2019; Chief Operating Officer from October 2006 to January 2016; and President, Paint Stores Group from October 1999 to October 2006. Mr. Morikis joined Sherwin-Williams in 1984 as a management trainee in the Paint Stores Group.

Rudy Wilson Independent Director Director since: 2023 Age: 50 Committees: • Audit • Finance

Key Skills and Qualifications:

Mr. Wilson brings the following key skills and qualifications that enable him to add valuable insights to our board deliberations: global operations and international experience as Chief Operating Officer of TOMY International and through his service in positions with global scope at SC Johnson; significant sales, marketing, and brand management experience in positions of increasing responsibility at SC Johnson, AT&T Inc., and PepsiCo, Inc.; extensive consumer products experience gained over his 25+ year career with consumer-facing brands and companies; product development and innovation experience in managing category leading brands and developing new category disruptors.

Employment Background:

Mr. Wilson has served as the Chief Operating Officer of TOMY International, a global toy manufacturer, since January 5, 2026. Previously, he served as President of Global Consumer Brands of SC Johnson, a leading consumer products company, from 2021 to 2024; Chief Marketing Officer for SC Johnson’s Consumer Brands Division from 2019 to 2021; and as a Regional Senior Vice President of the company from 2018 to 2019. Prior to joining SC Johnson, Mr. Wilson held brand, marketing, and general management roles at AT&T and PepsiCo.

The Board of Directors recommends that stockholders vote FOR the election of each of these nominees as a director.

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Board of Directors and Corporate Governance

BOARD OF DIRECTORS AND COMMITTEES

During 2025, our Board met six times and had four committees. The committees consisted of an Audit Committee, a Corporate Governance and Nominating Committee, a Human Resources Committee, and a Finance Committee. Each committee may form subcommittees and delegate certain actions to those subcommittees, and committees may also meet jointly to discuss areas of complementary responsibility. Each director attended at least 75% of the total number of meetings of the Board and the Board committees on which he or she served. All directors properly nominated for election are expected to attend the annual meeting of stockholders. In 2025, all of our directors attended the annual meeting of stockholders.

The table below lists the number of times each committee met in 2025, their major responsibilities and accomplishments, and the current membership for each committee.

Committee	Key Responsibilities and Accomplishments
Audit

•

Oversee accounting functions, internal controls, tax positions and initiatives, environmental, health and safety, product safety, and the integrity of financial statements and related reports

•

Oversee compliance with legal and regulatory requirements, including ethics and compliance risks, and monitor cybersecurity and privacy, risk management and assessment programs

•

Retain the independent registered public accounting firm, monitor their performance, qualifications, and independence, and approve all of their fees

•

Oversee the performance of our internal audit function

8 meetings	• In 2025, reviewed implementation of enhanced enterprise risk governance structure and cyber resilience strategy

Committee Members:	LaClair (Chair), Adcock, Kramer, Liu, Loree, and Wilson
Corporate Governance and Nominating

•

Identify potential Board members and recommend director nominees

•

Annually review Board and committee effectiveness

•

Recommend changes to director compensation and committee rotation

•

Recommend the corporate governance principles adopted by Whirlpool

•

Monitor governance trends and shareholder feedback

3 meetings	• In 2025, assessed board composition and recruited John Morikis, Judith Buckner, and Mary Ellen Adcock to the Board

Committee Members:	Creed (Chair), Adcock, Allen, Buckner, Kramer, LaClair, Manwani, and Morikis
Human Resources

•

Determine and approve compensation for CEO and other executive officers

•

Approve goals or objectives for CEO compensation and evaluate CEO performance

•

Determine and approve equity grants for executive officers and each employee subject to Section 16 of the Securities Exchange Act of 1934

•

Make recommendations to the Board on Company incentive plans

•

Review Human Capital Management metrics

4 meetings	• In 2025, approved compensation terms in connection with new executive leadership roles

Committee Members:	Dietz (Chair), Allen, Buckner, Creed, Elliott, Manwani, and Morikis
Finance

•

Review capital policies and strategies to set an acceptable capital structure, including debt issuance and share repurchases

•

Review policies regarding dividends, derivatives, liquidity management, interest rates, and foreign exchange rates

•

Oversee the establishment and implementation of guidelines relating to the management of significant financial structure risks

7 meetings	• In 2025, oversaw capital structure, liquidity, and capital allocation strategy, including analysis and recommendations related to dividend and debt levels

Committee Members:	Loree (Chair), Dietz, Elliott, Liu, and Wilson

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DIRECTOR INDEPENDENCE

The Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its committees, and reports its findings to the full Board. Thirteen of our 14 current directors and 11 of the 12 directors standing for re-election are non-employee directors (all except Mr. Bitzer). The Board has adopted the New York Stock Exchange (NYSE) listing standards for evaluating director independence, but has not adopted any other categorical standards of materiality for independence purposes. When assessing director independence, the Board considers the various transactions and relationships known to the Board (including those identified through annual director questionnaires) that exist between Whirlpool and the entities with which our directors or members of their immediate families are, or have been, affiliated. For 2025, the Committee evaluated certain transactions that arose in the ordinary course of business between Whirlpool Corporation and such entities and which did not exceed the thresholds provided under the NYSE listing standards. Information provided by the directors and Whirlpool did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) that would impair the independence of any of the non-employee directors. Based on the report and recommendation of the Corporate Governance and Nominating Committee, the Board has determined that each of its non-employee directors satisfy the independence standards set forth in the listing standards of the NYSE.

COMMITTEE MEMBER INDEPENDENCE AND EXPERTISE

Each Board committee is composed solely of independent directors who meet the independence standards under the NYSE listing standards.

In addition, the Audit Committee members all meet the enhanced independence standards for audit committee members set forth in the NYSE listing standards (which incorporate the standards set forth in the rules of the Securities and Exchange Commission). The Board has determined that each member of the Audit Committee satisfies the financial literacy qualifications of the NYSE listing standards. The Board has further determined that Ms. LaClair, the Audit Committee Chair, qualifies under the “audit committee financial expert” criteria established by the SEC and has accounting and financial management expertise as required under the NYSE listing standards.

Similarly, the Human Resources Committee members all meet the enhanced independence standards for compensation committee members under the NYSE listing standards (which incorporate the standards set forth in the rules of the SEC), and qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934. For information about the Human Resources Committee’s processes for establishing and overseeing executive compensation, refer to “Compensation Discussion and Analysis – Role of the Human Resources Committee” below.

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Corporate Governance

BOARD LEADERSHIP STRUCTURE

The Board regularly evaluates our Board leadership structure to confirm that it operates effectively in the current environment, recognizing that organizational needs may change over time. Currently, each of our directors, other than the Chairman and CEO, is independent, and each of our Board committees is composed entirely of independent directors. Our independent directors have direct access to members of senior management, and meet in executive session at each board meeting. They are experienced, objective, and well-equipped to exercise oversight over management and represent the interests of shareholders. At the present time, the Board believes that the joint leadership of a combined Chairman and CEO and an independent Presiding Director with significant responsibilities is the optimal leadership structure.

The Board has determined that combining the Chairman and CEO positions provides clear and consistent leadership on our strategic imperatives and operating priorities, and facilitates informed and focused Board oversight of risk. In addition, Mr. Bitzer’s unique expertise and knowledge of the business, having served Whirlpool for over 25 years in positions of increasing responsibility globally, contributes significantly to how the Board oversees our strategy and risk management.

Our Board leadership is further enhanced by the role of the independent Presiding Director. Mr. Allen served as Presiding Director from 2017 through Mr. Creed’s election as Presiding Director in April 2025. Mr. Creed has served as a director since 2017, including service through leadership transitions and multiple business cycles. The Board believes the Presiding Director provides effective independent Board leadership in executing the critical responsibilities set forth below.

Presiding Director Responsibilities
• Coordinates with the Chairman and CEO in establishing the annual agenda and topic items for Board meetings;
• Presides at executive sessions of independent directors at each Board meeting and provides feedback to the Chairman and CEO;
• Serves as a focal point for managing shareholder communication with independent directors;
• Retains independent advisors on behalf of the Board as the Board may determine is necessary or appropriate;

•

Assists the Human Resources Committee with the annual performance evaluation of the Chairman and CEO, and, together with the Chair of the Human Resources Committee, meets with the Chairman and CEO to discuss the results of the evaluation; and

• Performs such other functions as the independent directors may designate from time to time.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Whirlpool and its shareholders. Every three years, an experienced third-party consultant conducts the evaluation and assessment process. Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

STRATEGY OVERSIGHT

Our Board is actively involved in overseeing and reviewing our corporate strategy, and the Board’s skills and experiences align with our strategic objectives. The Board formally reviews strategy, including risks and opportunities facing Whirlpool, at an annual strategic planning meeting. In addition, long-range strategic issues are discussed regularly at Board meetings. The Board regularly discusses strategy throughout the year with management and during executive sessions of the Board, as appropriate. In 2025, the Board oversaw continued progress on our strategic portfolio transformation, aimed at refocusing our portfolio to higher-growth, higher-margin businesses, including the sale of approximately 11% of Whirlpool of India outstanding shares in furtherance of an announced plan to reduce Whirlpool’s position. In addition, the Board approved changes to Whirlpool’s senior leadership team in furtherance of the Company’s ongoing talent planning process and business transformation. The Board also oversaw execution of key capital allocation priorities to strengthen the Company’s Balance Sheet over the long-term. The Board leveraged its members’ expertise in critical areas such as

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strategy, finance, global business operations, and human capital management to provide effective oversight of the Company’s actions to transform our business while continuing to meet our commitments to shareholders, consumers, trade customers, and employees.

RISK OVERSIGHT

Board Risk Oversight Responsibilities

Our Board is responsible for monitoring the Company’s key risks and overseeing the risk management structure and programs implemented by management. At meetings throughout the year, the Board receives updates from business unit and functional leaders regarding significant risks and challenges within their areas of responsibility and associated mitigation plans and strategies. At each of its meetings, the Board reviews the state of the business with the Chairman and CEO, and in executive sessions led by the Presiding Director. Management provides the Board with interim updates on significant developments, including risks and associated mitigation actions, between meetings.

The Chief Financial Officer is responsible for the Company’s enterprise risk management (ERM) system, which helps ensure enterprise risks are being effectively managed. Management reports annually to the Board, and periodically to the Audit Committee, on the most significant enterprise risks facing the Company, including the prioritization of risks based on likelihood of occurrence and degree of impact, and the Company’s risk management processes.

Board Committee Risk Oversight Responsibilities

The Board may delegate oversight responsibilities for certain risks to its committees, taking into consideration the magnitude of the risk, the frequency and depth of monitoring required, and the scope and expertise of each committee. In some instances, the Board and one of its committees may share responsibility for risk monitoring. For example, the Chief Information Officer and the Chief Information Security Officer report to the Board annually on global cyber threats and our information security strategy and also provide more frequent updates to the Audit Committee on the execution and effectiveness of our cybersecurity program and, with support from Legal and Compliance, our privacy program. Another example of this multi-layered approach is monitoring product safety risk. The Board monitors product safety through the annual product leadership presentation by the Global Product Organization, the annual legal and regulatory update by the Chief Legal Officer, and quarterly product safety reports.

In addition, the Audit Committee receives a detailed product safety review each year. Corporate responsibility risk encompasses environmental, social, and governance issues that are addressed at different levels of the board organization. For example, corporate responsibility overall is addressed in an annual presentation to the full Board, while Human Capital Management is addressed by the Human Resources Committee. The Corporate Governance & Nominating Committee is responsible for monitoring corporate responsibility and ensuring that significant issues are being reviewed at the Board or committee level. The full Board is kept informed of risk monitoring activities by the committees through committee chair report outs at each Board meeting. We believe that the division of risk oversight responsibilities described above is an effective approach for addressing the risks facing Whirlpool and that our board leadership structure supports this approach.

AUDIT COMMITTEE

Financial statements and
financial reporting
process, internal controls,
disclosure controls, legal
and regulatory
requirements, contingent
liabilities, enterprise risk
management process,
ethics and compliance,
product safety,
environment, health and
safety, cybersecurity

CORPORATE GOVERNANCE &
NOMINATING COMMITTEE

Corporate governance
practices, board composition
and refreshment, board and
committee leadership, public
policy activities, corporate
responsibility monitoring,
related person transactions

FINANCE COMMITTEE Capital structure and capital allocation, insurance coverage, credit ratings, currency risk and hedging programs, M&A financing, capital projects, and pension plan investment	HUMAN RESOURCES COMMITTEE Compensation philosophy and programs, including whether they create incentives or disincentives that create risk for the Company and talent retention

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Management Risk Oversight Responsibilities

Our Executive Committee, which is composed of our most senior leaders for each of our operating segments and corporate functions, is accountable for ensuring enterprise risks are being effectively managed, with the CFO responsible for the Company’s ERM system. Our ERM processes systematically identify, assess, mitigate and monitor enterprise risks, whether strategic, financial, non-financial, operational, compliance, or reporting. Our ERM processes are driven by our Enterprise Risk Committee (ERC), composed of senior leadership within our corporate functions. The ERC meets at least four times a year to review significant risks facing the Company and the appropriate management of those risks. Risk assessment and mitigation plans are reviewed and aligned with the Executive Committee, and performance is monitored throughout the year by the ERC.

COMPENSATION RISK ASSESSMENT

Whirlpool regularly reviews its employee compensation programs based on several criteria, including the extent to which they may result in risk to Whirlpool. Our compensation function annually assesses whether our compensation programs create incentives or disincentives that materially affect risk-taking or are reasonably likely to have a material adverse effect on Whirlpool. The Human Resources Committee, with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), evaluates the results of this assessment. As part of this assessment, management and the Human Resources Committee considered the following risk-mitigating features of our compensation programs:

Risk-Mitigating Features of Whirlpool Corporation’s Compensation Programs
• Annual and long-term performance metrics used in our global compensation programs are multiple, different, balanced, and more heavily weighted toward corporate-wide financial metrics;
• Long-term incentive compensation represents a significant portion of our executive compensation mix;
• Metrics and goals used in the executive compensation programs are approved by the Human Resources Committee, which is composed solely of independent directors;
• The Human Resources Committee retains an independent consultant that is involved with an ongoing review of the executive compensation program;
• Robust stock ownership guidelines are in place for executives;

•

A Clawback Policy is in place in event of financial restatement, and clawback provisions for variable compensation programs and equity awards are in place in the event of misconduct or other circumstances;

• The Company has a comprehensive Insider Trading Policy with hedging restrictions for all employees and directors, and pledging and margin trading restrictions for executives and directors;
• Our incentive designs avoid objectives that might maximize short-term payouts at the expense of long-term sustainable performance; and

•

We have limited commission incentive programs that are designed to pay out based on profitability and are subject to multiple layers of management review, including an annual review of plan design and results by senior management.

Based on this assessment, the Human Resources Committee has concluded that our compensation programs do not create risks that would be reasonably likely to have a material adverse effect on Whirlpool Corporation.

SUCCESSION PLANNING

Our Board is responsible for executive succession planning. Under the Corporate Governance Guidelines, the Board is responsible for regularly reviewing leadership development initiatives and short-term and long-term succession plans for the CEO and other senior management positions. The Board is responsible for the selection of the CEO, as well as plans regarding succession in the event of an emergency or the retirement of the CEO. Each year, as part of its succession planning process, our Chief Human Resources Officer provides the Board with recommendations on, and evaluations of, potential successors for all senior management roles. The Board reviews the senior executive team’s experience, skills,

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competencies, and potential, to assess which executives possess or can develop the attributes that the Board believes are necessary to lead and achieve our goals. Among other steps taken to promote this process throughout the year, the CEO’s direct reports regularly attend Board meetings and present to the Board, providing the Board with opportunities to interact with our senior management and assess their leadership capabilities. In 2025, the Board’s focus on succession planning culminated in its appointment of two executives to newly created executive president positions and the appointment of a new chief financial officer.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD

The Board has adopted procedures for communications by stockholders and other interested parties with the Board, the Presiding Director, and the independent directors as a group and individually. The Board has designated the Corporate Secretary as its agent for the receipt and processing of such communications.

Interested parties may send communications to the full Board, the Chairman of the Board, the Presiding Director, the independent directors as a group, a committee of the Board, a committee chair, or individual directors:

•	Electronically by email to: corporate_secretary@whirlpool.com; or

•	In writing by letter to:

[Name of Director or Group]

c/o Corporate Secretary, Whirlpool Corporation

2000 North M-63, MD 3602

Benton Harbor, MI 49022

Such communications should clearly identify the intended recipient(s).

INVESTOR ENGAGEMENT

We value the input and insights of our shareholders and are committed to continued engagement with investors, which we proactively undertake each year. Key topics of focus include Whirlpool results and strategy, including our strategic portfolio transformation; corporate responsibility; board composition; executive compensation performance metrics; and employee health and safety. The Board considers investor feedback on these issues in its decision making and direction to management.

MAJORITY VOTING FOR DIRECTORS; DIRECTOR RESIGNATION POLICY

Our by-laws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (number of votes cast “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our Board’s policy, any director who fails to be elected must offer to tender his or her resignation to the Board. The Board will nominate for election or re-election as director only candidates who have agreed to tender, promptly following the annual meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon the failure to receive the required vote and Board acceptance of such resignation. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this Board policy.

If an incumbent director fails to receive the required vote for re-election, the Corporate Governance and Nominating Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Corporate Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

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OUR INTEGRITY MANUAL (GLOBAL CODE OF ETHICS)
All of our directors and employees, including our CEO, Chief Financial Officer, and Chief Accounting Officer, are required to abide by our global code of ethics that encompasses our commitment to earning and keeping the trust of our stakeholders. Our global code of ethics, titled “Our Integrity Manual,” defines our principles for ethical business conduct, and requires strict adherence to all laws and regulations applicable to our business. We believe Our Integrity Manual provides a solid foundation for continued enhancement of our strong culture of integrity. We intend to disclose future amendments to Our Integrity Manual, or waivers from its provisions for our executive officers and directors, on our website within four business days following the date of any such amendment or waiver.
INSIDER TRADING ARRANGEMENTS AND POLICIES
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted a “Policy On Insider Trading; Use and Disclosure of Material Non-Public Information” (the “Insider Trading Policy”), which governs transactions in our securities by our directors, officers, employees, contractors, and consultants, as well as by Whirlpool Corporation itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
DIRECTOR NOMINATIONS BY STOCKHOLDERS
Our proxy access by-law allows a stockholder, or a group of up to 20 stockholders, that has held 3% or more of our outstanding shares of stock continuously for at least three years to nominate, and include in our proxy materials, director nominees constituting up to the greater of two individuals or 20% of our Board, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in Article II, Section 13 of our by-laws.
To be included in the proxy materials for our 2027 annual meeting of stockholders, we must receive a stockholder’s notice to nominate a director under our proxy access by-law between October 12, 2026 and November 11, 2026. However, if the date of the 2027 annual meeting of stockholders is more than 30 days prior to, or more than 30 days after, the one-year anniversary of the date of the 2026 annual meeting of stockholders, the notice must be received not later than the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which the date of such annual meeting is first publicly announced.
Such notice must be both (1) emailed to, and (2) delivered to, or mailed to and received by, the Corporate Secretary of Whirlpool at the email and mailing address under “Communications Between Stockholders and The Board” above. The notice must contain the information required by our by-laws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our by-laws relating to the inclusion of stockholder nominees in our proxy materials.
Nomination of a director to be submitted for consideration at the 2027 annual meeting of stockholders, but not intended to be a “proxy access” nominee, must be both (1) emailed to, and (2) delivered by personal delivery or by registered or certified United States mail, postage prepaid, to the Corporate Secretary at the email and mailing address provided under “Communications Between Stockholders and the Board” above between December 22, 2026 and January 21, 2027, and must satisfy the procedures set forth in our by-laws to be considered at the 2027 annual meeting. However, if the date of the 2027 annual meeting of stockholders is more than 30 days prior to, or more than 60 days after, the one-year anniversary of the date of the 2026 annual meeting of stockholders, then notice must be received no earlier than the close of business on the 120th day prior to the date of the 2027 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting, or, if the date of the 2027 Annual Meeting of Stockholders is first publicly announced less than 100 days prior to the date of such annual meeting, the notice must be received no later than the 10th day following the day on which the date of such annual meeting is first publicly announced.
Our by-laws are posted for your convenience on the Whirlpool website:
www.whirlpoolcorp.com/by-laws
. Whirlpool believes that all nominees must, at a minimum, meet the selection criteria established by the Corporate Governance and

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Nominating Committee. The Board evaluates director nominees recommended by stockholders in the same manner in which it evaluates other director nominees. Whirlpool has established, through its Corporate Governance and Nominating Committee, selection criteria that identify desirable skills and experience for prospective Board members, including those properly nominated by stockholders.
BOARD QUALITY AND EFFECTIVENESS
Succession Planning and Refreshment
The Board selects new director-nominees for election to the Board and recommends directors for re-election based on the recommendations of the Corporate Governance and Nominating Committee. The Committee regularly reviews board composition to ensure that our Board as a whole reflects the experiences, qualifications, and attributes necessary to provide effective oversight of our strategy and risks to the business. The Committee considers business trends and emerging risks, and solicits the input of the full Board in identifying these characteristics. The Committee has determined that the characteristics appearing in the matrix under “Item 1 – Directors and Nominees for Election as Directors” above are currently the most important to our Company’s strategy and risk oversight.
In assessing board composition, the Committee also takes into consideration planned retirement dates under the Corporate Governance Guidelines’ age 72 retirement provision. We believe it is valuable to have directors with varying lengths of service in order to strike the right balance between board refreshment and continuity. The five independent directors who joined the Board in the past five years bring new experiences and fresh perspectives. Our directors with longer terms of service provide stability and continuity to the Board. In addition, they have deep knowledge of our operations, significant exposure during various economic cycles to both our business and our industry, and an understanding of the evolution of our strategy. The average tenure of our director-nominees is 7 years.
The composition, characteristics, and needs of the Board change over time and are considered by the Corporate Governance and Nominating Committee in determining whether to undertake a director search and, if so, in establishing the desirable candidate profile. The Committee recognizes the benefits of a board membership reflecting differences in viewpoints, professional and life experiences, education, skills, race
, gender, ethnicity, national origin, and age, and considers these benefits in each independent director search. In addition, the Committee has identified desired personal traits for director candidates which include a reputation for personal and professional integrity; strength of character; sound business judgment; the availability and commitment to devote sufficient time to director duties; strong interpersonal and communication skills; independence; the ability to represent the long-term interests of all shareholders; and the absence of any conflicts of interest.
The Corporate Governance and Nominating Committee may elect to retain a third-party search firm to assist in identifying potential candidates and/or facilitating the candidate screening process. The Committee retains the sole authority to retain and terminate any search firm, including sole authority to approve the search firm’s fees and other retention terms. Mr. Morikis, who joined the Board in February 2025, was recommended to the Committee by an independent director, and was vetted by a third-party search firm. Ms. Buckner, who joined the Board in June 2025, and Ms. Adcock, who joined the Board in August 2025, were recommended to the Committee by third-party search firms. Once a qualified potential candidate has been identified, members of the Committee meet with the candidate in person to assess the candidate’s qualifications and interest in the Company and its Board. The Committee will then meet to consider whether to recommend the candidate to the Board for appointment as a director or to recommend that the Board include the candidate on the slate of director-nominees to be elected by the shareholders. We believe that these practices ensure that the shareholders are represented by highly-engaged independent directors with the requisite experience and attributes to exercise effective strategy and risk oversight.

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Service On Other Public Boards and Director Time Commitment

The Board believes that experience serving on the boards of other public companies provides valuable insights on best governance practices, including emerging trends and effective oversight, which benefit the Company and its shareholders. The Board also recognizes that serving on outside public boards requires a significant commitment of time and attention. In accordance with best practices, the Board’s Corporate Governance Guidelines limit the number of public company boards on which a director may serve to four, and limit the number of public company boards on which a director who is an executive officer of a publicly traded company may sit to two. In order to waive this limitation, the Board must affirmatively determine that a director’s service beyond this limitation does not impair a director’s ability to effectively serve on the Board. The Corporate Governance and Nominating Committee takes into account an individual’s ability to devote sufficient time and attention to director duties both in considering the recommendation of director candidates to the Board and in the recommendation of directors for re-election. This practice ensures that our directors give appropriate time and attention to the affairs of the Company, resulting in strong engagement and attendance.

Board Self Evaluation Process

The Corporate Governance and Nominating Committee leads our Board’s annual self-evaluation process. The evaluation process is conducted by soliciting an assessment from each director about the effectiveness of the Board and the committees on which the director serves. Directors provide feedback about several topics including the Board’s and applicable committee’s structure and composition, interaction with management, and areas of focus, as well as the quality of meetings and materials. Each committee and the Board as a whole then conducts separate discussions regarding the evaluation and assessment topics. Recommendations to improve the performance and operations of the Board are then implemented by the directors and/or management as applicable. The Committee reviews the process annually and considers whether any specific issues should be addressed through the evaluation process. Every three years, an experienced third-party consultant conducts the evaluation and assessment process. We believe that this triennial evaluation process, led by an objective third party with knowledge of best practices, complements our internal evaluation process and is an important component of good governance.

CORPORATE RESPONSIBILITY OVERSIGHT AND PRACTICES

Our Board is committed to overseeing the integration of corporate responsibility principles throughout Whirlpool Corporation, as reflected in our Corporate Governance Guidelines. The Board reviews and receives updates on our corporate responsibility strategy and key long-term initiatives every year. While the full Board is responsible for oversight of the corporate responsibility strategy, committees of the Board are responsible for oversight of aspects of risk monitoring and implementation. This includes a focus on strategy and the most significant risks facing Whirlpool, including climate risks. The Board also receives risk management updates in connection with its general oversight and approval of significant matters. In 2025, our Board reviewed key regulatory developments in the global sustainability landscape, including disclosure regulations in Europe, Brazil, California, and other jurisdictions. The Board also reviewed the Company’s emissions target refresh strategy, and our progress against key corporate responsibility initiatives, including emissions reduction and expanded community partnerships. In addition to the Board of Directors, we have corporate responsibility oversight across our leadership, including Executive Committee members. There is additional oversight at the management and functional levels within our ESG Council, which supports the execution of key initiatives. Our current ESG Task Force includes representation from across the business and is responsible for monitoring emerging sustainability trends and overseeing progress against the strategic priorities.

 Sustainable Products & Operations

To be the best global kitchen and laundry company, in constant pursuit of improving life at home, we are thoughtful about our products and are committed to developing and producing high-performing appliances at affordable prices while reducing energy and water consumption and enhancing durability and recyclability. Our operational excellence is driven by World Class Manufacturing (WCM), a comprehensive methodology for improving employee safety, productivity and product quality, as well as reducing waste and losses in production systems.

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Some of the highlights of our focus on sustainability from this year include:

∎	Updated near-term emissions reduction targets and established a new long-term target to accelerate progress and align with the latest science-based guidelines;

∎	Matched more than 80% of the electricity consumption across our global operational footprint with renewable energy sources;

∎	Launched 100+ products globally, further optimizing efficiency across our product portfolio and integrating innovative features that deliver strong performance to consumers;

∎	Launched a Certified-Refurbished pilot in the U.S. allowing consumers to purchase certified-refurbished appliances from our brand websites at a reduced cost; and

∎	Produced products in the regions we sell them: 80% in U.S., 91% in Brazil, 63% in Mexico.

  Supporting Our People and Communities

People are the driving force of our business. Our approach to supporting people and communities is guided by our enduring values and reflects our commitments to prioritizing well-being for our employees and improving life at home in our communities.

This year, we continued to make progress on our commitments to promote the well-being and professional growth of our employees, support a safe working environment, and invest in initiatives to support resilient and thriving communities.

Some of the highlights of the focus on our people and communities from this year include:

∎	Improved employee engagement scores as compared to 2024; near top quartile of benchmark companies;

∎	Launched our General Management Development Program, a vital investment in leadership, to develop current and future general managers;

∎

Two of Whirlpool Corporation’s Employee Resource Groups celebrated key anniversary milestones including Whirlpool Women’s Network, 30 years, and Awareness of Visible and Invisible Disabilities, 10 years;

∎	Renewed support of Habitat for Humanity’s BuildBetter with Whirlpool program to help build 50 net-zero-energy-ready homes by the end of 2026; and

∎	Our CEO, Marc Bitzer, was elected to join the Habitat for Humanity International Board of Directors.

 Doing the Right Thing

Whirlpool Corporation’s longstanding commitment to the highest standards of ethical conduct has enabled us to stand the test of time and continue to create long-term shareholder value. Our strong commitment to risk management, ethics and compliance, and values-driven culture of integrity are how we earn and keep trust. We extend this high expectation to our products, where we hold ourselves to standards of exceptional quality, making high-performing products by sourcing materials responsibly, collaborating with vendors aligned with our values, and focusing on the safety and quality of everything we produce.

Some of the highlights of our focus on governance from this year include:

∎	Improved corporate responsibility reporting with the launch of the Corporate Responsibility Resource Center and two focused reports issued annually: Impact Report and Technical Report;

∎

Deployed a risk-based fair competition training program across the enterprise, achieving a 100% completion rate among the relevant employee population, including senior leadership and key functional roles;

∎	Delivered robust training and increased engagement during our Global Integrity Quarter furthering our culture of ethics and compliance;

∎

In further support of our recent organizational redesign, we launched an enhanced Enterprise Policy Framework designed to empower our business units and align our governance structures with evolving strategic priorities;

18	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

∎	Enhanced our ability to provide concise, reliable, and more granular Scope 3 emissions data to internal and external stakeholders by using Salesforce Net Zero Cloud (NZC); and

∎	With support from Ecovadis, we expanded supplier data collection coverage to approximately 70% of estimated supplier emissions associated with direct production materials.

We encourage our shareholders to read our 2025 Corporate Responsibility Impact Report and Technical Report for more information on our corporate responsibility strategy, priorities and actions. The contents of our Corporate Responsibility reports are not incorporated by reference into this proxy statement.

CORPORATE GOVERNANCE GUIDELINES AND OTHER AVAILABLE INFORMATION

Whirlpool is committed to the highest standards of corporate governance. Our current Corporate Governance Guidelines, Our Integrity Manual, by-laws, and written charters for the Board’s Audit, Corporate Governance and Nominating, Finance, and Human Resources Committees are posted on the Whirlpool website: www.whirlpoolcorp.com/our-impact/governance-and-policies/corporate-policies.html. Our publicly disclosed financial and non-financial information, including our Annual Report, quarterly reports, current reports, and Corporate Responsibility Impact Report and Technical Report, is located on our website at investors.whirlpoolcorp.com. The contents of our Corporate Responsibility Impact Report and Technical Report and investor website are not incorporated by reference into this proxy statement or in any other report or document we file with the SEC. Stockholders may also request a free copy of these documents by writing: Investor Relations, Whirlpool Corporation, 2000 North M-63, MD 2609, Benton Harbor, Michigan, 49022.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	19

RELATED PERSON TRANSACTIONS AND HUMAN RESOURCES COMMITTEE INTERLOCKS

Related Person Transactions

The Board has adopted written procedures relating to the Corporate Governance and Nominating Committee’s review and approval of transactions with related persons that are required to be disclosed in proxy statements pursuant to SEC regulations (related person transactions). A “related person” is defined under the applicable SEC regulation and includes our directors, executive officers, and owners of 5% or more of our common stock. The Corporate Secretary administers procedures adopted by the Board with respect to related person transactions and the Corporate Governance and Nominating Committee reviews and approves all such transactions. At times, it may be advisable to initiate a transaction before the Corporate Governance and Nominating Committee has evaluated it, or a transaction may begin before discovery of a related person’s participation. In such instances, management consults with the Chair of the Corporate Governance and Nominating Committee to determine the appropriate course of action. Approval of a related person transaction requires the affirmative vote of the majority of disinterested directors on the Corporate Governance and Nominating Committee. In approving any related person transaction, the Corporate Governance and Nominating Committee must determine that the transaction is fair and reasonable to Whirlpool Corporation. The Corporate Governance and Nominating Committee periodically reports on its activities to the Board. The Corporate Governance and Nominating Committee’s written procedures for review and approval of related person transactions is available on our website: www.whirlpoolcorp.com/our-impact/governance-and-policies/corporate-policies.html.

Human Resources Committee Interlocks and Insider Participation

During fiscal 2025, Messrs. Allen, Creed, Manwani, Morikis and Mses. Buckner, Dietz and Elliott served as members of the Human Resources Committee. No member of the Human Resources Committee was at any time during 2025 an officer or employee of Whirlpool, and no member of the Human Resources Committee has formerly been an officer of Whirlpool. In addition, no “compensation committee interlocks” existed during fiscal year 2025.

20	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

SECURITY OWNERSHIP

Security Ownership

The following table presents the ownership as of December 31, 2025 of the only persons known by us as of February 20, 2026 to beneficially own more than 5% of our common stock, based upon statements on Schedule 13G filed by such persons with the SEC.

Schedule 13G Filed On	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

4/5/2024	BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	6,226,160	11.01%

11/12/2024	The Vanguard Group Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	5,502,792	9.73%

2/17/2026	Appaloosa LP(3) 51 John F. Kennedy Pkwy Short Hills, NJ 07078	3,910,000	6.92%

2/11/2026	PRIMECAP Management Company(4) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	3,816,068	6.75%

11/5/2025	FMR LLC(5) 245 Summer Street Boston, Massachusetts 02210	3,198,562	5.66%

(1)

Based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (BlackRock), a holding company. BlackRock has sole voting power with respect to 6,088,642 shares and sole dispositive power with respect to 6,226,160 shares.

(2)

Based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group Inc. (Vanguard Group), a registered investment advisor. Vanguard Group has shared voting power with respect to 24,901 shares, sole dispositive power with respect to 5,415,160 shares, and shared dispositive power with respect to 87,632 shares.

(3)

Based solely on a Schedule 13G/A filed with the SEC by Appaloosa LP (Appaloosa), a registered investment advisor. Appaloosa has shared voting power with respect to 3,910,000 shares and shared dispositive power with respect to 3,910,000 shares. Appaloosa subsequently disclosed in a Schedule 13D filed with the SEC on March 3, 2026, that it no longer beneficially owned more than 5% of our common stock.

(4)

Based solely on a Schedule 13G/A filed with the SEC by PRIMECAP Management Company (PRIMECAP), a registered investment advisor. PRIMECAP has sole voting power with respect to 3,791,608 shares and sole dispositive power with respect to 3,816,068 shares.

(5)

Based solely on a Schedule 13G/A filed with the SEC by FMR LLC, a registered investment advisor. Fidelity has sole voting power with respect to 1,948,557.65 shares and sole dispositive power with respect to 3,198,561.94 shares.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	21

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table reports beneficial ownership of common stock by each director, nominee for director, all NEOs (as defined elsewhere in this proxy statement), and all directors and executive officers of Whirlpool as a group, as of February 9, 2026. Beneficial ownership includes, unless otherwise indicated, all stock with respect to which each director or executive officer, directly or indirectly, has or shares the power to vote or to direct the voting of such stock, or to dispose or direct the disposition of such stock. The address of all directors and executive officers named below is c/o Whirlpool Corporation, 2000 North M-63, MD 3602, Benton Harbor, Michigan, 49022.

Name	Shares Beneficially Owned (1)	Deferred Stock Units (2)	Shares Under Exercisable Options (3)	Total (4)	Percentage (* Less than 1%)

Mary Ellen Adcock (5)	—	—	—	—	*

Samuel R. Allen	22,156	—	—	22,156	*

Marc R. Bitzer	221,439	98,145	453,700	773,284	1.37%

Judith K. Buckner (6)	—	—	—	—	*

Greg Creed	2,775	12,483	—	15,258	*

Diane M. Dietz	16,862	—	—	16,862	*

Gerri T. Elliott	13,235	—	—	13,235	*

Richard J. Kramer	1,421	2,097	—	3,518	*

Jennifer A. LaClair	6,619	1,051	—	7,670	*

John D. Liu	4,435	18,285	—	22,720	*

James M. Loree	8,533	2,611	—	11,144	*

Harish Manwani	12,622	—	—	12,622	*

Carey L. Martin	28,088	22,567	65,298	115,953	*

John G. Morikis	3,664	—	—	3,664	*

Alessandro Perucchetti	15,229	402	20,649	36,280	*

James W. Peters	49,722	5,590	126,789	182,101	*

Juan Carlos Puente	27,345	—	17,329	44,674	*

Rudy Wilson	3,435	—	—	3,435	*

All directors and executive officers as a group (19 persons) (7)	409,105	159,357	551,366	1,119,828	1.98%

(1)

Does not include 2,400,447 shares held by the Whirlpool 401(k) Trust (except for 19,026 shares held for the accounts of executive officers). Includes restricted stock units (RSU) within 60 days of February 9, 2026, before deferrals and tax liabilities. Does not include performance stock units that become payable within the same timeframe.

(2)

Represents the number of shares of common stock, based on deferrals made into the Deferred Compensation Plan II for Non-employee Directors, one of the executive deferred savings plans, or the terms of deferred stock awards, that we are required to pay to a non-employee director when the director leaves the Board or to an executive officer when the executive officer is no longer an employee. None of these deferred stock units have voting rights.

(3)	Includes shares subject to options that will become exercisable within 60 days of February 9, 2026.

(4)	May include RSUs and option shares which cannot be voted until vesting or exercise, as applicable.

(5)	Ms. Adcock was appointed to the Board on August 18, 2025.

(6)	Ms. Buckner was appointed to the Board on June 16, 2025.

(7)	Total amounts reflect only those directors and executive officers of Whirlpool as of the date of this proxy statement.

22	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

We provide competitive compensation to attract and retain qualified directors and support shareholder alignment objectives. Our director compensation program consists of cash and stock retainers. In December 2025, the Corporate Governance and Nominating Committee reviewed the director compensation data of comparator companies (see page 28) which had been reviewed by FW Cook, the Human Resources Committee’s independent compensation consultant. Based on this review, the Committee determined that no changes to non-employee director compensation were warranted.

Non-employee Director Compensation Element	2025		2026

Annual Cash Retainer	$150,000		$150,000

Annual Stock Retainer	$160,000	(1)	$160,000	(1)

Additional Annual Cash Retainer for Committee Chairs:

Audit Committee	$25,000		$25,000

Corporate Governance & Nominating Committee	$20,000		$20,000

Finance Committee	$15,000		$15,000

Human Resources Committee	$25,000		$25,000

Additional Annual Cash Retainer for Presiding Director	$40,000		$40,000

(1)

Reflects stock retainer granted on the date of the annual meeting of stockholders, with the number of shares determined by dividing the annual cash retainer by our closing stock price on the annual meeting date.

DEFERRAL OF ANNUAL RETAINER AND STOCK GRANTS

A non-employee director may elect to defer any portion of the annual cash retainer and annual stock retainer until he or she ceases to be a director. Under this policy, when the director’s term ends, any deferred annual cash retainer will be paid in a lump sum or in monthly or quarterly installments. In addition, payment of any deferred annual stock grant will be made as soon as is administratively feasible. Annual cash retainers may be allocated to notional investments that mirror those available to participants in our 401(k) plan, with the exception of the Whirlpool stock fund.

STOCK OWNERSHIP GUIDELINES

The Board has established a stock ownership guideline for non-employee directors. Directors must own Whirlpool stock equal in value to five times the annual cash retainer, within five years of their initial election by shareholders to the Board. Each non-employee director’s progress toward meeting the requirement is reviewed annually. All non-employee directors have met, or are on track to meet, the guideline. These guidelines are based on a review of competitive market practice conducted by FW Cook, the Human Resources Committee’s independent compensation consultant.

OTHER COMPENSATION ELEMENTS

For evaluative purposes, Whirlpool permits non-employee directors to test Whirlpool products for home use. Directors are not reimbursed for any income tax they incur as a result of this policy. Directors are reimbursed for business expenses related to attendance at Board and committee meetings and for attendance at qualified third-party director education programs. On rare occasions for personal convenience, a director’s spouse or other family member may accompany a director on a Whirlpool aircraft flight. No additional operating cost is incurred by Whirlpool in such situations and the director is taxed on the value of the benefit.

A director’s qualifying charitable contributions of up to $10,000 are matched annually. Whirlpool also pays the premiums to provide each non-employee director who served on the Board as of January 1, 2011 with (1) term life insurance while serving as a director, equal to one-tenth of the director’s basic annual cash retainer multiplied by the director’s months of service, unless the director has opted out of coverage, and (2) travel accident insurance of $1 million when traveling on Whirlpool business.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	23

NON-EMPLOYEE DIRECTOR COMPENSATION

2025 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	All Other Compensation (3) ($)	Total ($)

Mary Ellen Adcock	55,435	—	1,967	57,402

Samuel R. Allen	167,308	159,972	1,967	329,247

Judith K. Buckner	81,181	—	1,967	83,148

Greg Creed	192,692	159,972	40,752	393,416

Diane M. Dietz	175,000	159,972	19,818	354,790

Gerri T. Elliott	150,000	159,972	5,090	315,062

Richard J. Kramer	150,000	159,972	5,259	315,231

Jennifer A. LaClair	175,000	159,972	15,991	350,963

John D. Liu	154,327	159,972	5,451	319,750

James M. Loree	160,673	159,972	18,369	339,014

Harish Manwani	150,000	159,972	2,634	312,606

John G. Morikis	130,417	159,972	1,967	292,356

Larry O. Spencer (4)	43,681	—	15,422	59,103

Rudy Wilson	150,000	159,972	12,892	322,864

(1)	Represents all retainer fees for Board, Committee Chair, or Presiding Director service, before deferrals.

(2)

Reflects value of shares, before deferrals, awarded in 2025. As of December 31, 2025, none of our non-employee directors were deemed to have outstanding stock awards because all stock awards vest immediately.

(3)	The table below presents an itemized account of 2025 non-employee director “All Other Compensation”.

(4)	Mr. Spencer did not stand for re-election in 2025 for reasons unrelated to the Company.

Name	Life Insurance Premiums ($)	Charitable Program ($)	Whirlpool Appliances and Other Benefits (a) ($)	Total ($)

Mary Ellen Adcock	—	—	1,967	1,967

Samuel R. Allen	—	—	1,967	1,967

Judith K. Buckner	—	—	1,967	1,967

Greg Creed	—	—	40,752	40,752

Diane M. Dietz	—	—	19,818	19,818

Gerri T. Elliott	—	—	5,090	5,090

Richard J. Kramer	—	—	5,259	5,259

Jennifer A. LaClair	—	—	15,991	15,991

John D. Liu	2,549	—	2,902	5,451

James M. Loree	—	—	18,369	18,369

Harish Manwani	—	—	2,634	2,634

John G. Morikis	—	—	1,967	1,967

Larry O. Spencer (b)	—	—	15,422	15,422

Rudy Wilson	—	—	12,892	12,892

(a)	Includes the cost of Whirlpool products provided for personal use by directors.

(b)	Mr. Spencer did not stand for re-election in 2025 for reasons unrelated to the Company.

24	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

In this section, we provide a detailed description of our executive compensation programs, including our pay-for-performance philosophy, the business strategy-driven program design, the individual elements of the programs, the methodology and processes used by the Human Resources Committee (the “Committee”) to make compensation decisions, and the relationship between Whirlpool performance and compensation delivered in fiscal 2025.

The discussion in this CD&A focuses on our CEO, CFO, and the three most highly compensated other executive officers serving as of the end of the year(1) (the “NEOs”), who were:
• Marc R. Bitzer	Chairman and Chief Executive Officer

• James W. Peters(2)	Executive Vice President, Chief Financial and Administrative Officer and President, Whirlpool Asia

• Alessandro Perucchetti(3)	Executive Vice President and President, Whirlpool North America

• Juan Carlos Puente(4)	Executive Vice President and President, Whirlpool Latin America

• Carey L. Martin(5)	Executive Vice President, Chief Human Resources and Corporate Relations Officer

(1)

The NEOs’ roles noted above are reflected as of the end of the fiscal year 2025. On November 6, 2025 the Company announced changes to its senior leadership team as part of its ongoing talent planning process.

(2)

Mr. Peters stepped down from his role effective December 31, 2025, and continues to serve as executive vice president in a non-executive officer role, with responsibility for leading the Company’s enterprise transformation initiatives.

(3)

Mr. Perucchetti stepped down from his role effective December 31, 2025, and continues with the Company in a full-time non-executive officer advisory role facilitating the transition of responsibilities.

(4)

Mr. Puente’s employment in Mexico concluded as of December 31, 2025. Effective January 1, 2026, Mr. Puente transitioned to the newly created position of Executive President, Whirlpool North America and Global Strategic Sourcing and relocated to the United States.

(5)	Ms. Martin’s role expanded as of January 1, 2026 to include responsibility for the Business Services organization.

i. Executive Summary

2025 COMPANY RESULTS

In 2025 the Company demonstrated operational resilience against the external pressures, including U.S. trade tariffs and competitor inventory pre-loading, consumer sentiment volatility and a suppressed U.S. housing market for the fourth consecutive year, which negatively impacted discretionary spending. Despite these challenges, we delivered approximately $200M of cost take out actions, partially offsetting the incremental cost of tariffs. We executed our largest product refresh in more than a decade, transitioning over 30% of our North America’s portfolio to new products. We delivered exceptional growth and margin expansion of our Small Domestic Appliances (SDA) business. The company executed another key milestone in our ongoing portfolio transformation, reducing its ownership stake in Whirlpool of India to approximately 40%, and utilized the proceeds to pay down debt, reinforcing its commitment to the capital allocation priorities.

The Company:

•

Delivered revenue of $15.5 billion, down 6.5% year-over-year due to the deconsolidation of the European major domestic appliance business; approximately flat organically(1) with strong growth in SDA Global segment.

• Delivered GAAP net earnings of $318 million (or 2.2% net earnings margin) and GAAP earnings per share (EPS) of $5.66.

•

Delivered ongoing (non-GAAP) earnings per diluted share(1) of $6.23 and ongoing (non-GAAP) EBIT margin(1) of 4.7% with strong cost take-out actions partially offsetting negative impacts of tariffs, currency, and the continued marketing and technology investments needed to drive future efficiencies and growth.

• Continued to invest in innovation and automation, including approximately $0.8 billion in capital expenditures and R&D, delivering multiple first-to-market new product features.

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COMPENSATION DISCUSSION AND ANALYSIS

• Generated cash provided by operating activities of $470 million and free cash flow (FCF)(1) of $81 million.
• Returned $299 million of cash to shareholders in dividends, representing our 70th consecutive year of dividends paid.
• Named one of Fortune’s World’s Most Admired Companies for the 15th consecutive year.
(1) For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, please see Annex A

2025 COMPENSATION DECISIONS

Ongoing EBIT and FCF results for 2025 were below target. Based on performance results relative to the goals, the calculated Company Performance Factor was 41% of target; however, the Committee adjusted the Company Performance Factor to 50% of target to exclude the impact of tariff-related, one-time headwinds. Our 2023-2025 long-term incentive performance was below expectations when compared to the goals set at the beginning of the three-year performance period. Cumulative Ongoing EPS and Average Return on Invested Capital (ROIC) were both below threshold for 2023-2025 performance period, leading to a payout for our performance-based long-term incentive of 0% of target.

Key compensation actions for 2025 are summarized in the table below:

Pay Element	2025 Result / Action

Base Salary	2025 salary increases for Named Executive Officers ranged from 0% to 8.2%.

Short-term Incentive	2025 Ongoing EBIT and Free Cash Flow results both fell short of target. Payout was determined to be 50% of target. See “Short-term Incentives” below for details.

Long-term Incentive	2023-2025 Cumulative Ongoing EPS and three-year Average ROIC fell below threshold. Payout was determined to be 0% of target. See “Long-term Incentives” below for details.

PAY-FOR-PERFORMANCE PHILOSOPHY

Whirlpool is dedicated to achieving global leadership in all our product categories and to delivering superior shareholder value. To achieve our objectives, we manage to a pay-for-performance philosophy based on the following guiding principles:

•	Compensation should be incentive-driven with a focus on both short-term and long-term results;

•	A significant portion of pay should be performance-based, with the portion varying in direct relation to an executive’s level of responsibility;

•	Components of compensation should be linked to drivers of sustainable stockholder value over the long term; and

•	Incentive compensation should be tied to business results.

In support of the above principles, we deliver compensation opportunities to our executive officers through a program that is highly sensitive to achievement of operating results and sustained creation of shareholder value. As mentioned above, payout under our short-term incentive plan for 2025 was 50% of target and payout under our long-term performance plan for the three-year period ended December 31, 2025 was 0% of target, each in reflection of below expectations financial results over the respective performance periods ending on December 31, 2025. Additionally, all outstanding exercisable stock options held by named executive officers were “underwater” as of December 31, 2025.

26	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

STOCKHOLDER ENGAGEMENT AND 2025 EXECUTIVE COMPENSATION PROGRAM DESIGN

The Committee considers the results of the annual “Say on Pay’’ vote, among other factors, in making decisions regarding executive compensation programs. Stockholders supported “Say on Pay’’ at our 2025 annual meeting, with 93% of the votes cast (excluding abstentions and broker non-votes) in favor of our 2024 executive compensation program. The Committee recognizes that market practices and stockholder views on executive compensation practices continue to evolve. In recognition of this, we regularly engage in discussions with our stockholders regarding compensation matters (see “Investor Engagement” under “Board of Directors and Corporate Governance”) and believe that this ongoing stockholder engagement process strengthens our understanding of stockholder priorities and concerns. The Committee works closely with its independent consultant and the management team to evaluate and make changes to provide executive compensation programs that are designed to effectively link pay with performance, support the creation of sustainable stockholder value over the long term, and consistently apply good governance practices.

EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

The following table summarizes executive compensation practices that we have implemented to align pay with performance, as well as practices we avoid because we do not believe they serve the long-term interests of our stockholders.

What We Do		What We Don’t Do

✓	Pay for performance	Allow hedging or pledging of Whirlpool stock by executive officers or directors

✓	Use an independent compensation consultant solely engaged to provide executive and director compensation services to Whirlpool	Provide excise tax gross-ups

✓	Cap short-term and long-term incentive award payouts at market-competitive levels	Enter into employment contracts except as required by local law or prevailing local market practice

✓	Maintain robust stock ownership guidelines for our executives (7x salary multiple for CEO)	Pay dividends or dividend equivalents on grants of any Performance Stock Units (PSUs) or Restricted Stock Units (RSUs) prior to vesting

✓	Subject all variable pay and equity awards to rigorous compensation recovery claw-back requirements that exceed SEC requirements	Reprice or reload stock options

✓	Have “double-trigger” change-in-control agreements

✓	Carefully manage risk in our compensation programs to protect against unintended outcomes

✓	Hold annual “Say on Pay” votes

✓	Maintain hedging restrictions for employees and directors, and pledging and margin trading restrictions for executives and directors

✓	Provide market-competitive perquisites deemed necessary to attract and retain top talent

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	27

COMPENSATION DISCUSSION AND ANALYSIS

i. What We Pay and Why

The Committee establishes target compensation for each NEO after careful consideration of several factors, including:

•	External competitive market pay levels and practices;

•	Internal business needs and strategic priorities;

•	Each executive’s role and responsibilities, experience, tenure, contributions, and past performance;

•	Future performance expectations and leadership needs of Whirlpool;

•	Compensation history of each executive; and

•	Internal equity with other executives.

We have designed the elements of our compensation programs to reflect our pay-for-performance philosophy. The Committee creates a compensation approach for each NEO that contains a mix of compensation elements that it believes best addresses each NEO’s responsibilities and best achieves our overall compensation objectives.

Our compensation programs are designed so that as an employee’s job responsibility increases, his or her target total compensation opportunity increases, with an increasing portion of their pay opportunity delivered via performance-based compensation. These programs are designed so that the most senior executives who are responsible for development and execution of our strategic plan are held most accountable for operational performance results and changes in stockholder value over time. As a result, actual total compensation for an executive is more dependent on performance than for employees at other levels, resulting in larger increases in realized pay when performance results exceed goals, and less realized compensation when performance results fall short of expectations.

In addition, the Committee decides the mix of cash and equity components in shaping each NEO’s compensation package. Generally, the portion of equity compensation rises with increasing job responsibility to provide further alignment in the interests of executives and our long-term stockholders.

COMPETITIVE MARKET COMPENSATION ANALYSIS

While the Committee considers relevant market pay practices when setting executive compensation, it does not believe it is appropriate to establish compensation levels based solely on market practices. Whirlpool performance and compensation levels relative to similar companies and other market-competitive data is just one of several factors the Committee considers in determining executive compensation.

For 2025, the Committee utilized the comparator group of companies listed below to provide competitive reference points for executive compensation. This comparator group was recommended based upon advice from FW Cook, the Committee’s independent compensation consultant. The companies in our comparator group meet multiple screening criteria, including revenue, income, assets, market capitalization, number of employees, lines of business, similarity to Whirlpool in global operations, and required management skills. Additionally, companies in the comparator group are recognized for their excellence in the areas of consumer focus and trade customer relations and for possessing highly complex global supply chains and manufacturing footprints.

2025 Comparator Group

3M Company

Carrier Global Corporation

Colgate-Palmolive Company

Cummins, Inc.

Eaton Corporation plc

Emerson Electric Co.

Fortune Brands Innovations, Inc.

The Goodyear Tire & Rubber Company

Illinois Tool Works, Inc.

Johnson Controls International plc

Kellanova

Kimberly-Clark Corporation

Lear Corporation

Masco Corporation

Mohawk Industries, Inc.

Newell Brands, Inc.

Parker Hannifin Corporation

Stanley Black & Decker, Inc.

Textron, Inc.

Trane Technologies plc

28	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In evaluating companies for inclusion in the peer frame, scale is primarily measured based on revenue because this metric best reflects the overall complexity of each organization’s operations. Based on information provided by FW Cook, the median statistics of our comparator group when the Committee determined NEO pay in February 2025 (dollar values in millions) were:

Measure	Median of Comparator Group	Whirlpool

Revenue (Trailing 12 Months (“TTM”))	$19,218	$16,607

Net Income (TTM)	$1,471	$(323)

Assets TTM	$19,034	$16,301

Market Capitalization (December 31, 2024)	$45,761	$6,312

Employees	47,750	44,000

Note: Based on data available from S&P Capital IQ as of December 31, 2024, as analyzed by FW Cook.

We supplement the publicly-disclosed compensation data from the comparator companies with data from proprietary surveys purchased from third-party consulting firms and data vendors. These independently conducted surveys generally include data from numerous organizations across various industry groupings and specific international regions, and also allow for comparisons to be made on the basis of job scope, similar organization size (revenue or employees) and other measures relevant to Whirlpool. We believe our compensation analyses provide valuable insight into prevailing market pay levels and leading practices in both compensation program design and governance.

OVERVIEW OF 2025 EXECUTIVE COMPENSATION ELEMENTS

Element	Form	Characteristics/Purpose	2025 Metrics

Base Salary(1)	Cash	Fixed component based on responsibility, experience, and individual performance	N/A

Short-term Incentives (“EPEP”)(1)	Annual Performance Cash Award	Performance-based variable cash incentive to reward for achieving annual financial goals	Ongoing (non-GAAP) EBIT – 70% FCF – 30%

Long-term Incentives (“SEP”)(1)	PSUs	Motivate, reward and retain employees for the achievement of Company financial and strategic performance over a preset three-year performance period beginning January 1	Cumulative Ongoing EPS – 50% ROIC – 50%

	RSUs	Provide incentive for long-term stock price appreciation and promote retention	Market value of the stock

Other Rewards and Benefits	Health and Welfare Benefits	NEOs generally participate in the same health and welfare benefit programs available to substantially all salaried employees in their country	N/A

Retirement Benefits(2)

U.S.-based NEOs participate in tax-qualified and non-qualified defined benefit and defined contribution retirement plans designed to provide a market-competitive level of income replacement upon achieving retirement eligibility and enable an orderly succession of talent

N/A

	Perquisites	Limited perquisites are designed to support a market-competitive compensation package	N/A

(1)	Target is generally market median for similar positions in the comparator group and compensation survey data
(2)	Target is median income replacement ratio for a broad-based group of companies based on survey data provided by outside consultant

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	29

COMPENSATION DISCUSSION AND ANALYSIS

MIX OF TARGET TOTAL COMPENSATION

Short-term and long-term incentives constituted 91% of 2025 total target compensation for our CEO, and, on average, 78% of 2025 total target compensation for our other NEOs.

CEO Total Target Compensation	Other NEOs’ Average Total Target Compensation

The following table shows how Company performance significantly impacted the 2025 realized compensation for our CEO. Compared to the value of Mr. Bitzer’s 2025 target compensation (comprised of his March 1, 2025 base salary, 2025 target EPEP award, and grant date fair value of his 2025 – 2027 SEP awards), Mr. Bitzer’s actual realized compensation (comprising his 2025 base salary, 2025 actual EPEP award, value realized upon vesting of his 2022—2024 SEP awards, and no options exercised in 2025) was 19% of his target compensation.

CEO 2025 Target and Realized Compensation

$15,000,000
$10,000,000
$5,000,000
$0
$12,972,861
$9,449,861
$2,168,000
$1,355,000
$2,439,000
$1,084,000
$1,355,000
Target
Actual
SEP
EPEP
Base

30	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PROGRAMS - DESIGN & ELEMENTS

Base Salary

To determine base salary levels for 2025, the Committee considered the competitive market data for the CEO and CEO pay recommendations provided by FW Cook, market data from third-party surveys, CEO recommendations for other NEOs, and our 2025 merit budget for salaried employees in each region. These salary adjustments were consistent with our compensation philosophy of targeting base salaries at the median of the competitive market. In some cases, base salaries may be higher or lower than median based on factors such as executive performance, experience, tenure, and responsibilities. The 2025 annual base salaries and adjustments (effective March 1, 2025) for our NEOs were:

NEO	2024 Year-End Annual Salary	2025 Adjustment		March 1, 2025 Annual Salary
		Amount	%

Marc R. Bitzer	$1,355,000	$0	0.0%	$1,355,000

James W. Peters	$900,000	$50,000	5.6%	$950,000

Alessandro Perucchetti	$670,000	$55,000	8.2%	$725,000

Juan Carlos Puente (1)	$691,000	$24,000	3.5%	$715,000

Carey L. Martin	$700,000	$50,000	7.1%	$750,000

(1)

Mr. Puente’s salary is denominated in U.S. Dollars but is paid in Mexican Pesos, based on a conversion rate of 20 MXN to 1 USD. The Committee approved an annual true-up calculation based on actual exchange rates. If MXN weakens, the Company makes an additional payment via March payroll. Conversely, if MXN strengthens, resulting in an overpayment on monthly payrolls, the negative amount is debited from his March EPEP payout.

Short-term Incentives

Annual awards of variable cash incentives are paid under the terms of the Executive Performance Excellence Plan, which we commonly refer to as “EPEP.” Consistent with our pay-for-performance philosophy, our short-term cash incentive program is designed to focus attention on short-term drivers of stockholder value creation, reflect Company financial results, and complement the metrics used in our long-term incentive program to create a balanced focus on the key drivers of our multi-year financial and operational strategy. The program is designed so that a significant portion of our NEOs’ short-term cash compensation is variable and directly tied to Company performance results.

In 2025, the Committee established short-term incentive target opportunities as a percentage of base salary for each NEO, taking into account competitive market data. Target award levels are generally set at the median of the comparator group. The Committee made one adjustment to 2025 short-term incentive targets: increasing Ms. Martin’s target from 75% of eligible base salary to 90%; Ms. Martin’s target was prorated for 2025. This adjustment was made in consideration of competitive market practice and after considering the advice of FW Cook.

Target short-term incentive opportunities for 2025 were as follows:

NEO	2025 Short-term Incentive Target Award
	(as a % of Eligible Base Salary)	($)

Marc R. Bitzer	160%	$2,168,000

James W. Peters	115%	$1,092,500

Alessandro Perucchetti	100%	$725,000

Juan Carlos Puente	90%	$643,500

Carey L. Martin	90%	$656,815

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	31

COMPENSATION DISCUSSION AND ANALYSIS

Beginning in 2025, the Committee approved a shift in the EPEP framework for our Named Executive Officers by removing the individual performance multiplier in favor of a 100% Company Performance Factor ranging from 0% to 200% based on performance metrics aligned with our critical objectives for the year. This adjustment was designed to further strengthen the link between executive pay and the delivery of our global strategic priorities, including our multi-year portfolio transformation and cost-reduction initiatives. This change ensures that our senior leadership performance metrics are purely objective and fully aligned with the value realized by our shareholders.

*

Ongoing EBIT measure excludes items that may not be indicative of, or are unrelated to, results from our ongoing business operations. Ongoing EBIT consists of GAAP net earnings available to Whirlpool before net earnings (loss) available to non-controlling interests, income tax expense (benefit), and interest expense; and it excludes the impact of M&A transactions, intangible asset impairment, legacy Europe, Middle East and Africa business (“EMEA”) legal matters, and restructuring expense/reserve release (including with respect to our equity method investments).

**	Free Cash Flow consists of GAAP cash provided by operating activities after capital expenditures.

Each NEO had responsibilities focused on the Global Corporate Enterprise in 2025. The Committee may change performance measures and weightings from year to year depending on the Company’s strategic objectives for that year. Consistent with prior years, the Committee chose Ongoing EBIT and Free Cash Flow for 2025 because they are key drivers of stockholder value that we use to communicate with the investment community and that are closely tracked by our investors in measuring our financial performance. In 2025, the Committee chose to weight Ongoing EBIT 70% and Free Cash Flow 30% in recognition of the importance of margin expansion as a driver of shareholder value creation.

To establish the performance goals and payout levels, the Committee considered operating and macroeconomic factors, as well as historical performance results falling short of expectations, as Ongoing EBIT declined from $1,360M in 2022 to $1,191M in 2023 and $887M in 2024, while Free Cash Flow decreased from $820M to $366M and $385M over the same period.

The goals and ranges established by the Committee and actual 2025 performance are summarized in the table below:

Performance Measure	Weighting	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)	2025 Actual Result	Payout

Ongoing EBIT	70%	$500M	$950M	$1,200M	$729M	58%

Free Cash Flow	30%	$185M	$425M	$625M	$81M	0%

The Committee determined levels of achievement based on our financial results as follows:

•	Ongoing EBIT of $729 million was below the target goal of $950 million; and

•	Free Cash Flow of $81 million was below the target goal of $425 million.

32	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2025 marked a difficult year with unforeseen challenges, particularly as we proactively managed a volatile macro environment. Although we expected the housing market to improve in 2025, the mortgage ‘lock-in effect’ coupled with low consumer confidence led to a 30-year low of existing home sales, impacting discretionary demand. Consequently, we navigated significant external shocks, including absorbing roughly $300 million of tariffs while industry pricing did not yet adjust.

As a result, our ongoing EBIT and free cash flow fell short of the expectations we set at the beginning of the year. The calculated Company Performance Factor was 41% of target based on performance results. The Committee determined that the one-time impact of incremental tariff costs on goods in inventory and products shipped to trade customers at year end were extraordinary and not reflective of underlying operating performance. Accordingly, the Committee exercised discretion to adjust the Company Performance Factor to 50% of target. No other discretionary adjustments were made. The Committee determined the actual payout to each NEO by multiplying the NEO’s target award by the Company Performance Factor.

Long-term Incentives

The Committee approves annual grants of long-term incentives (LTI) to focus executives on longer-term financial and strategic objectives, to align management’s interests with those of our stockholders, and to attract, retain, and motivate the executive talent that Whirlpool requires to maximize stockholder value. These LTI awards, which we commonly refer to as Strategic Excellence Program awards, or “SEP,” were made under the stockholder-approved 2023 Omnibus Stock and Incentive Plan.

The Committee, with the assistance of FW Cook, establishes the LTI target opportunity for each NEO after reviewing competitive market practices, the executive’s level of responsibility, and their contribution to our long-term success. In 2025, the Committee conducted a comprehensive review of our long-term incentive program and approved a shift in equity vehicles, replacing Stock Options with time-based RSUs. This transition aligns with industry benchmarks, ensuring we remain attractive to executive talent. Additionally, RSUs will provide a more stable retention value during market fluctuations, ensuring our leaders remain focused on long-term goals. LTI grants will continue to have 70% of SEP award value for NEOs granted in the form of PSUs, and the remaining 30% granted in the form of RSUs. This design delivers the majority of LTI value as performance-based compensation, with 70% subject to the achievement of pre-established multi-year performance goals and the RSUs will balance the overall program to retain, attract, and motivate executives while aligning their interests to those of our stockholders.

Equity Award Grants

Performance Stock Units: PSUs are tied directly to our financial and strategic performance over a three-year performance period beginning each January 1. Each annual grant rewards the recipient for the achievement of specific long-term strategic goals designed to deliver long-term stockholder value. The performance measures and goals are established by the Committee based on our internal operating plan and expectations for the three-year performance period. These awards also promote executive retention since the executive must generally remain employed with Whirlpool through the end of the performance period in order to vest in the full award.

Restricted Stock Units: RSUs vest over a three-year period in approximately equal annual installments and promote a focus on long-term stock value creation, as well as executive retention derived from continued vesting requirements.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	33

COMPENSATION DISCUSSION AND ANALYSIS

2025 SEP Awards

For 2025, the Committee selected a three-year performance period for the achievement of performance goals, with the number of PSUs earned to be determined in February 2028 based on performance results for the period from 2025 through 2027. The Committee established 2025 LTI target award levels and mix for the NEOs as follows:

Named Executive Officer	2025 SEP Target Award (1)		Percentage of 2025 SEP Target Award comprised of:
	(% of Salary)	($)	PSUs	RSUs

Marc R. Bitzer	848.70%	11,500,000	70%	30%

James W. Peters	385%	3,657,500	70%	30%

Alessandro Perucchetti	200%	1,450,000	70%	30%

Juan Carlos Puente	150%	1,072,500	70%	30%

Carey L. Martin	250%	1,875,000	70%	30%

(1)

Amounts reflect Target SEP Award. Grant value of SEP awards is dependent upon the number of PSUs and RSUs granted and the grant date fair value of PSUs and RSUs. Actual realizable value of award is dependent upon performance results relative to goals and stock price at the end of the performance period.

For the 2025-2027 performance period, the measures approved by the Committee for the PSUs are Cumulative Ongoing EPS and three-year average ROIC, each equally weighted at 50%. These measures were chosen because they represent important indicators of Company growth, profitability, and capital efficiency, which are key drivers of sustainable stockholder value creation.

These two measures, and the equal weighting of these measures, remained the same as those used for the 2024 grants of PSUs.

The Committee established that performance results meeting target goals would result in a payout equal to 100% of the target award, while stronger performance would result in increased award levels up to a maximum payout of 200% of the respective target award. Performance below target goals would result in a payout of less than 100%, and potentially 0%. The Committee established the performance goals for the PSUs to encourage strong, focused performance. In establishing the goals, the Committee considered the economic and market conditions at the time of grant, the Company’s long-range goals and recent actual performance results, the expectations of investors for future performance, and other factors. The target goals were designed to be challenging but with a reasonable probability of achievement, while performance goals resulting in maximum payouts were designed to be aggressive, stretch goals.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance-based Award Payouts for the 2023-2025 Performance Period

For PSUs granted in 2023 (with a 2023-2025 performance period), performance goals were Cumulative Ongoing EPS (50% weighting) and three-year average ROIC (50% weighting). The Committee established a payout range from 0% to 200% for performance relative to each of these measures. These metrics were selected because they represent important measures of profitability, growth, and capital efficiency, which are key drivers of sustainable stockholder value creation. The full extent of geopolitical conflicts, raw material inflation, tariffs, and persistently high mortgage interest rates on our financial results for the 2023-2025 performance period was not known at the time the goals were approved by the Committee. However, the Committee has not made any adjustments to the performance goals for the performance period.

*

For purposes of the Company Performance Factor, the Cumulative Ongoing EPS metric was based on GAAP EPS, excluding restructuring expenses (including with respect to our equity method investments), impairment of certain goodwill and brand intangible assets, unique impacts associated with various M&A transactions, legacy EMEA legal matter charges, normalized tax rate adjustments, and share adjustments. We define ROIC as ongoing EBIT (with the same exclusions as Cumulative Ongoing EPS) after taxes divided by total invested capital, defined as total assets minus non-interest bearing current liabilities (NIBCLs). NIBCLs is defined as current liabilities less current maturities of long-term debt and notes payable. The ROIC calculation utilizes a constant 24% tax rate each year for consistency across the three-year period.

The goals and ranges established by the Committee and actual 2023-2025 performance are summarized in the table below:

		Performance Goals (Payout % Target)

Performance Measure	Weighting	Threshold (0%)	Target (100%)	Maximum (200%)	2023-2025 Actual	Payout

Cumulative Ongoing EPS (1)	50%	$50.00	$70.00	$90.00	$34.60	0%

3-year Average ROIC (2)	50%	9.0%	11.0%	15.0%	6.54%	0%

(1)	Ongoing EPS for the 2023, 2024 and 2025 fiscal years were $16.16, $12.21 and $6.23, respectively. No discretionary adjustments were made.

(2)	ROIC for the 2023, 2024 and 2025 fiscal years were 8.10%, 6.22%, and 5.31% respectively, resulting in a three-year average of 6.54% for the period.

While there were many achievements over the three-year performance period which encompassed a significant part of our portfolio transformation efforts, our performance was well below expectations set at the beginning of the period, resulting in a 0% payout. During the performance period, we took a number of strategic actions to focus on our business portfolio, including the completion of the Europe transaction, and the reduction of our stake in Whirlpool of India.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	35

COMPENSATION DISCUSSION AND ANALYSIS

Unfortunately, persistently high mortgage interest rates negatively impacted the U.S. housing market and discretionary demand, and trade tariff volatility negatively impacted earnings.

The calculated payout based on actual results relative to the pre-established goals was 0%. The Committee determined not to make any discretionary adjustment for any external factors and approved a payout of 0% of target.

Strategic Retention Awards

The Committee periodically grants equity awards to key employees, including NEOs, in connection with promotions, recruitment and retention efforts, succession planning, or significant accomplishments or achievements.

In February 2025, the Committee granted one-time awards to Messrs. Perucchetti and Puente to ensure leadership stability and retention during the critical ongoing portfolio transformation and to align their interests with long-term value creation. Each award provides for the vesting and distribution of 10,000 RSUs on March 1, 2029, subject to the executive remaining continuously employed by the Company through the four-year vesting period.

Executive Leadership Transitions

In November 2025, the Company announced several changes in its executive leadership team which became effective on January 1, 2026. The Board elected Mr. Puente and Ludovic Beaufils, then Executive Vice President and President, KitchenAid Small Appliances, to newly created Executive President positions, with responsibility for the Company’s North America business and Global Strategic Sourcing function and the KitchenAid Small Appliances business, Latin America business, and Global Information Technology and Design functions, respectively. In conjunction with Mr. Puente’s transition to Executive Vice President, North America and Global Strategic Sourcing, he will relocate to the United States. As a result, his employment contract in Mexico was terminated as of December 31, 2025 resulting in a mandatory separation payment of $1,365,333. Mr. Puente entered into an agreement with the Company providing that should his employment be terminated without cause at any time in the future, the amount of the mandatory separation payment would be deducted from any severance benefits which he might otherwise receive. In addition, Ms. Martin assumed an expanded Executive Vice President role with responsibility for Business Services. With the advice of FW Cook, the Committee took certain compensation actions in relation to each of these new roles for the 2026 fiscal year, which for Mr. Puente included an annual base salary of $780,000; an annual cash incentive target of 100% of base salary; and a long-term incentive target of 275% of base salary. In recognition of Ms. Martin’s expanded scope and the criticality of her continued leadership to the success of the Company’s ongoing executive succession process, the Committee set her annual base salary at $800,000; her annual cash incentive target at 100% of base salary; and her long-term incentive target at 275% of base salary for 2026, and awarded her 30,000 restricted stock units which will vest on November 5, 2028, subject to her continued employment through such date. In addition, the Committee agreed that should Ms. Martin separate from service with the Company following attainment of age 53, rather than age 55, her separation would be deemed to qualify as a retirement under the terms of her outstanding equity awards.

36	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Resulting Awards

Marc R. Bitzer Chairman and CEO
CEO Actual Pay Mix

Mr. Bitzer’s total pay in 2025 was $11,888,861. This value is based on his (a) actual base salary, (b) actual short-term incentive earned for 2025, and (c) the grant date fair value of 2025 equity awards.

Compensation Element	Value	Rationale

Salary	$1,355,000	Mr. Bitzer did not receive a salary increase in 2025.

Short-term incentive	$1,084,000 50% Company Performance Factor	Using a Company Performance Factor of 50%, the Committee determined that Mr. Bitzer’s resulting 2025 short-term incentive award was $1,084,000.

Long-term incentive	$9,449,861	Represents the grant date fair value of the target award, with 30% of the target value delivered in RSUs and 70% delivered in PSUs, with a 2025-2027 performance period.

Other Named Executive Officers

NEO	2025 EPEP Target Award		2025 EPEP Results
	(as a % of Eligible Base Salary)	($)	Company Performance Factor	Final EPEP Award ($)

James W. Peters	115%	$1,092,500	50%	$546,250

Alessandro Perucchetti	100%	$725,000	50%	$362,500

Juan Carlos Puente (1)	90%	$643,500	50%	$290,966

Carey L. Martin	90%	$656,815	50%	$328,408

(1)	Based on Mr. Puente’s foreign exchange true-up calculation for 2025, the original EPEP award of $321,750 was debited by $30,784.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	37

COMPENSATION DISCUSSION AND ANALYSIS

OTHER ELEMENTS OF COMPENSATION

Benefits and Perquisites

We provide competitive perquisites to executives, including limited personal use of Whirlpool-owned and leased property, product exchanges and discounts, relocation assistance, and comprehensive executive health evaluations. These perquisites are designed to support a market-based competitive total compensation package, which allows us to attract and retain key talent and enhances the productivity of our management team by enabling them to focus their efforts on Whirlpool business. Mr. Puente was also eligible for a Company car and driver consistent with market practice in Latin America for 2025.

For purposes of personal security, productivity, and immediate availability, Mr. Bitzer was eligible to use the Company aircraft for personal use in 2025. In 2025, the Chief Financial Officer was granted limited personal use of the aircraft with the permission of the CEO. The value of this benefit is treated as taxable income, and the executive is responsible for all associated taxes. Under an aircraft timeshare arrangement, Mr. Bitzer reimburses Whirlpool for personal use flights, beginning with the first personal use flight after personal use cost exceeds $200,000 in one year, excluding the cost of attendance at outside board meetings. This amount did not exceed $200,000 for the 2025 fiscal year.

Retirement

NEOs are eligible for retirement benefits designed to provide, in total, a market-competitive level of income replacement upon retirement through a combination of qualified and non-qualified plans. These plans are designed to attract and retain high-quality executives by providing market-competitive benefit levels, and also support our leadership development objectives by providing senior executives with an opportunity to accumulate sufficient resources to retire from Whirlpool at appropriate times, thereby enabling an orderly succession of talent throughout the organization.

We periodically assess retirement benefits for our senior leaders, including each of the U.S.-based NEOs, against data provided to the Willis Towers Watson Employee Benefits Information Center (Willis Towers Watson) by other U.S. companies that provide survey data on executive benefits. We periodically review with Willis Towers Watson comparisons of data obtained from over 50 companies with revenue between $10 billion and $45 billion. Accordingly, this survey tool includes data on a much broader base of companies than those included in the executive compensation comparator group.

This review is an important factor used in determining the median retirement income replacement ratio among similarly situated executives at such companies and in setting the target amount of total retirement benefits for our U.S.-based NEOs. As a result of the current mix of our retirement plans, we believe that total retirement benefits for the U.S.-based NEOs are currently at a competitive level when compared to the other companies in the survey.

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COMPENSATION DISCUSSION AND ANALYSIS

ii. Policies and Practices

STOCK OWNERSHIP GUIDELINES

The Committee has established robust stock ownership guidelines. Our guidelines are designed so that our NEOs and other senior leaders have a significant stake in our long-term success and help further align the interests of executives with those of our stockholders. These ownership guidelines consider our use of long-term equity incentives as well as a review of competitive market practices. The guidelines are expressed as multiples of base salary and vary based on an individual’s level in the organization. Ownership guidelines are as follows:

Position / Level	Ownership Guideline

Chairman and Chief Executive Officer	7 x salary

Chief Financial Officer and Executive Presidents	5 x salary

Other Executive Officers	4 x salary

The guidelines require each executive to achieve their respective level of stock ownership within five years of their hire date or date of most recent promotion. For compliance with these guidelines, stock ownership includes shares purchased on the open market, shares owned jointly with spouses and children, shares held in the Whirlpool 401(k) Retirement Plan, shares obtained through stock option exercises, and shares owned outright (including those in which the executive has deferred distribution). Unvested RSUs, unexercised stock options (whether vested or unvested), and unvested PSUs are not included for purposes of determining compliance with the guidelines.

The Committee annually reviews the progress of each NEO toward achieving the applicable level of ownership. During the Committee’s most recent annual review of executive stock ownership in October 2025, each NEO has met his or her applicable stock ownership guideline, or was on track to meet the guideline within the five-year accumulation period.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	39

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION RECOVERY (CLAWBACK)
The Company’s Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the Clawback Policy, the Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeded the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts. In addition, the short-term incentive plan and all equity award agreements (both time-based and performance-based) include clawback provisions under which the repayment of awards may be required if the participant is terminated or otherwise leaves employment with Whirlpool within two years following the vesting date of the award and such termination of employment is connected with any misconduct or violation of Whirlpool policy, or if a participant violates or threatens to violate the terms of any confidentiality, non-solicit, non-compete, or other restrictive covenant agreement such participant has with the Company, or for any other reason considered by the Committee, in its sole discretion, to be detrimental to Whirlpool or its interests.
PRACTICES RELATED TO THE GRANT OF EQUITY AWARDS
The Committee approves annual equity grants for the CEO, named executive officers and Section 16 officers at its regularly scheduled meeting generally held the third Monday in February. The Committee has delegated authority to the CEO to make annual awards to employees who are not Section 16 officers. The February meeting typically occurs after the Company’s release of financial results for the prior year, which permits material information regarding our performance for the prior fiscal year to be evaluated by investors and the public before equity-based grants are made. The actual number of stock units are awarded based on the closing stock price on the date of grant.
The Committee determined not to grant stock options in 2025 as part of the long-term incentive program, and to instead grant restricted stock units. The Committee does not grant or determine the terms of equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.
In addition to the annual grants, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other circumstances. Off-cycle awards for Officers subject to Section 16 reporting requirements require Committee approval. The Committee has delegated authority to the CEO to make off-cycle awards for all other employees. Any off-cycle awards approved by the CEO or the Committee are granted on the first day of May, August or November.

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COMPENSATION DISCUSSION AND ANALYSIS

HEDGING AND PLEDGING

The Whirlpool Corporation Insider Trading Policy prohibits:

•	Hedging (or any transaction with similar effect) by any employee or director; and

•	Pledging or trading on margin (or any transaction with similar effect) by any executive officer or director.

NON-COMPETITION / NON-SOLICITATION AGREEMENTS

We maintain non-competition and non-solicitation agreements with certain executives, including each of our NEOs, and certain technical leaders, to protect confidential information and trade secrets from unauthorized use or disclosure. Violation of these agreements may result in clawback or forfeiture of incentive compensation awards, as described above. We also have confidentiality obligations in place with all employees, in accordance with applicable laws, to protect our confidential and sensitive information.

POST-EMPLOYMENT PROVISIONS

Our U.S.-based NEOs are eligible to receive benefits under a severance policy generally available to U.S. salaried employees. We have also entered into Compensation Benefits and Assurance Agreements with each NEO, which provide benefits in the event of a qualifying termination following a change in control of Whirlpool. These agreements are designed so that our NEOs are not deterred from exploring strategic opportunities that will result in maximum value for stockholders, including actions that may result in a change in their position or standing within Whirlpool, and to promote orderly succession of talent and support our overall attraction and retention objectives. These agreements align our change-in-control severance program with current best practices in this area by imposing a “double-trigger” requirement under which benefits under these agreements are triggered only upon the occurrence of both a change-in-control event and the termination of the employment relationship by Whirlpool without cause or by the executive for good reason. The agreements do not provide “golden parachute” excise tax gross-ups.

EMPLOYMENT CONTRACTS

Generally, we have no employment contracts with our employees, unless required or customary based on local law or practice. Consistent with local practice, the individual labor contract prescribed by Mexican law in place with Mr. Puente formally concluded on December 31, 2025 in order to commence his employment based in the United States on January 1, 2026. We do not have employment contracts in place with any of the other NEOs.

iii. How Compensation Decisions Are Made

ROLE OF THE HUMAN RESOURCES COMMITTEE

The Committee has overall responsibility for Whirlpool Corporation’s executive compensation programs. In February of each year, the Committee:

•	Reviews Company performance for the prior year and approves payouts under our short-term incentive plan for all Executive Committee members, including our CEO and other NEOs.

•	Reviews performance results for the prior performance period and approves payouts for our long-term incentive plan.

•	Establishes the performance measures, performance goals, and payout levels for awards under our short-term and long-term incentive plans for the upcoming performance periods.

•	Considers and determines the principal elements and target compensation for each NEO, including our CEO.

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COMPENSATION DISCUSSION AND ANALYSIS

At its other meetings throughout the year, the Committee also:

•	Evaluates the overall effectiveness of our compensation philosophy and programs in supporting our business strategy and human resources objectives.

•	Reviews and approves the comparator group used to understand competitive market practices.

•	Reviews management’s recommendations regarding hiring, promotion, retention, severance, and compensation for individual executives.

To determine target pay levels, the Committee relies on external competitive market data, internal equity among the executives, individual performance and contributions, and guidance from its independent compensation consultant, FW Cook. To determine the payout of incentive awards, the Committee considers Company performance. While the Committee requests and considers advice and recommendations from its consultant and from management, ultimately the Committee decides these matters in its sole discretion.

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

The Committee engages an independent compensation consultant to advise on our executive compensation programs and practices. The Committee has the sole authority and responsibility to select, retain, and terminate any consulting firm assisting in the evaluation of executive compensation, and to approve the compensation consultant’s fees and terms of engagement. The Committee continued to retain FW Cook in 2025 as its independent compensation consultant because of its extensive expertise and its independence from any other business relationship with Whirlpool.

FW Cook did not perform any services for Whirlpool in 2025 other than those requested by the Committee related to executive compensation and compensation for our Board of Directors. In 2025, FW Cook assisted with and advised the Committee on a variety of ongoing items, including review of materials prepared by management in advance of Committee meetings; review of public disclosures (including this CD&A and the accompanying tables and footnotes); review of the comparator group, CEO compensation analysis and advice to the Committee on typical market practices; and, in relation to the comparator group, emerging trends and best practices. In evaluating the independence of FW Cook, the Committee considered the independence factors enumerated under SEC and NYSE rules, including the fact that FW Cook does not provide any other services to Whirlpool, the level of fees received from Whirlpool as a percentage of FW Cook’s total revenue, policies and procedures employed by FW Cook to prevent conflicts of interest, and whether FW Cook or the individual FW Cook advisors to the Committee own any Whirlpool stock or have any business or personal relationships with members of the Committee, our executive officers, or our Board of Directors.

ROLE OF MANAGEMENT

Each year, the CEO and the Chief Human Resources Officer make recommendations to the Committee regarding the design of the compensation and benefit programs for all executive officers. In addition, the CEO makes recommendations with respect to base salary, target short-term incentive compensation, target long-term incentive compensation, and total compensation levels for the NEOs other than himself, based on his assessment of individual performance and contributions to Whirlpool. The CEO and the Chief Human Resources Officer recommend the performance measures and the performance goals for the short-term incentive and long-term incentive programs for adoption by the Committee. The Committee has authority to adopt or modify these metrics in its sole discretion.

42	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Human Resources Committee Report

The Human Resources Committee of the Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Whirlpool Corporation’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025.

HUMAN RESOURCES COMMITTEE

Diane M. Dietz, Chair	Gerri T. Elliott

Samuel R. Allen	Harish Manwani

Judith K. Buckner	John G. Morikis

Greg Creed

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	43

2025 EXECUTIVE COMPENSATION TABLES

2025 Executive Compensation Tables

2025 SUMMARY COMPENSATION TABLE

The following table presents compensation information for our NEOs during fiscal years 2025, 2024, and 2023. The table may not reflect the actual compensation received by any NEO for the periods indicated. For example, amounts recorded in the Stock Awards and Option Awards columns reflect the grant date fair value of the awards at the grant date and the targeted compensation for certain performance-based equity awards. The actual value of compensation realized by a NEO may vary from the amount reported below due to Company performance relative to pre-established incentive award criteria, the stock price on award distribution dates, and, in the case of stock options, differences between the stock price on the grant date and the stock price at exercise. As a second example, the amounts reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column represent an actuarial present value which may significantly increase or decrease reportable compensation in any given year depending on interest rates and other external factors.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)

Marc R. Bitzer Chairman and Chief Executive Officer	2025	1,355,000	—	9,449,861	0	1,084,000	506,069	378,886	12,773,816
	2024	1,348,333	—	6,387,167	3,299,997	1,409,200	1,059,620	413,030	13,917,347
	2023	1,315,000	—	6,717,530	3,299,969	841,600	990,731	339,971	13,504,801

James W. Peters Executive Vice President, Chief Financial and Administrative Officer and President, Whirlpool Asia	2025	941,667	—	3,005,366	0	546,250	124,820	142,093	4,760,196
	2024	895,833	—	3,675,649	971,981	672,750	356,092	119,379	6,691,684
	2023	870,833	—	1,923,559	944,983	402,500	475,213	136,882	4,753,970

Alessandro Perucchetti Executive Vice President and President, Whirlpool North America	2025	715,833	—	2,022,524	0	362,500	139,099	83,039	3,322,995
	2024	670,000	—	778,052	401,996	435,500	83,325	133,337	2,502,210

Juan Carlos Puente Executive Vice President and President, Whirlpool Latin America(1)	2025	711,000	—	1,712,375	0	290,966	—	1,564,250	4,278,591
	2024	688,333	—	401,228	207,287	550,944	—	109,203	1,956,995

Carey L. Martin Executive Vice President, Chief Human Resources and Corporate Relations Officer	2025	741,667	—	3,675,472	0	328,408	125,525	76,200	4,947,272
	2024	696,667	—	1,913,279	524,987	511,875	85,298	56,027	3,788,133
	2023	676,667	—	1,038,059	509,967	204,000	142,736	57,034	2,628,463

(1)

Mr. Puente’s salary is denominated in U.S. Dollars but is paid to or on behalf of Mr. Puente in Mexican Pesos, based on a conversion rate of 20 MXN to 1 USD. Mr. Puente’s EPEP above is reflective of the true-up calculation debiting the overpayment from his salary based on actual FX Rates.

(2)

Reflects grant date fair value of target PSUs computed in accordance with FASB ASC Topic 718, which represents the probable attainment level of these awards at the time of grant. See our “Share-Based Incentive Plans” Note to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the applicable fiscal year for a discussion of the relevant assumptions used to account for these awards. The annual grant of PSUs has a potential payout ranging from 0% to 200% of the target amount. The grant date fair values of the maximum possible payout with respect to the 2025 PSU awards are as follows:

44	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

Name	2025 ($)

Marc R. Bitzer	13,229,789

James W. Peters	4,207,546

Alessandro Perucchetti	1,667,959

Juan Carlos Puente	1,233,767

Carey L. Martin	2,156,958

For the actual number of PSUs earned for the 2023-2025 performance period as well as target awards for the 2024-2026 and 2025-2027 performance periods, see the “2025 Outstanding Equity Awards at Fiscal Year-End” table.

(3)

Reflects the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. See our “Share-Based Incentive Plans” Note to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the applicable fiscal year for a discussion of the relevant assumptions used in calculating these values.

(4)	Represents the cash incentive awards earned in 2025 under our short-term incentive program.

(5)	Reflects the change in actuarial present value of these benefits from December 31, 2024 to December 31, 2025. See the “2025 Pension Benefits” table for the actuarial present value of these benefits.

(6)	The following table presents an itemized account of the amounts shown in the “All Other Compensation” column for each NEO in 2025:

Name	Personal Use of Whirlpool Aircraft (a) ($)	Other Perquisites (b) ($)	Defined Contribution Plan Contributions (c) ($)	Transportation Allowance (d) ($)	Relocation (e)	Statutory Separation Payment (f) ($)	Total ($)

Marc R. Bitzer	274,432	16,271	88,183	—	—	—	378,886

James W. Peters	55,040	23,761	63,292	—	—	—	142,093

Alessandro Perucchetti	—	17,725	49,875	—	15,439	—	83,039

Juan Carlos Puente	—	15,305	35,535	148,077	—	1,365,333	1,564,250

Carey L. Martin	—	28,033	48,167	—	—	—	76,200

(a)

Our reported cost for personal use of Whirlpool aircraft is calculated by multiplying the aircraft’s hourly variable operating cost by a trip’s flight time, which includes any flight time of an empty return flight. Variable operating costs are based on the actual average cost of fuel and industry standard rates for aircraft maintenance, landing and ramp fees, crew expenses, and supplies or catering. On certain occasions, a spouse, family member, or guest may accompany one of our NEOs on a flight. No additional operating cost is incurred in such situations under the foregoing methodology. We do not pay our NEOs any amounts in connection with taxes on income imputed to them for personal use of our aircraft. The amount shown in the table for Mr. Bitzer includes $98,196 in costs associated with attendance at outside Board meetings.

(b)

Includes the incremental cost to Whirlpool of: Whirlpool products offered at discounted prices; personal use of property that we own or lease primarily for business purposes; executive cybersecurity and comprehensive health evaluations.

(c)

Represents Company contributions to the 401(k) Retirement Plan and the 401(k) Restoration Plan for Messrs. Bitzer, Peters and Perucchetti, and Ms. Martin. For Mr. Puente, this amount represents Company contributions to the retirement savings plan in Mexico.

(d)	For Mr. Puente, this amount includes the cost of the Company-provided car lease, fuel and driver, consistent with typical market practices for executives in Mexico.

(e)	Represents Company-paid costs related to Mr. Perucchetti’s relocation from Italy to the United States.

(f)

Represents statutory Company-paid payments to Mr. Puente as a result of termination of his Mexican labor contract which was required in order for him to commence employment in the United States on January 1, 2026.

2025 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information about plan-based compensation disclosed in the 2025 Summary Compensation Table. In February 2025, we granted short-term cash incentives to our NEOs under EPEP, and long-term incentives consisting of PSUs and RSUs under the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan. Information regarding the treatment of these awards upon a qualifying termination, including following a change in control, is set forth below and under the “2025 Potential Post-Termination Payments” section later in the proxy statement.

The Committee established threshold, target and maximum award levels of PSUs with actual awards to be determined based on the achievement of specified performance objectives over a three-year performance period (2025-2027). Upon completion of the performance period, the Committee will approve award amounts in February 2028, determining the number of PSUs earned based on the level of achievement of the performance objectives. These PSU awards are scheduled to vest, to the extent earned, on March 1, 2028.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	45

2025 EXECUTIVE COMPENSATION TABLES

Generally, an NEO must be employed by Whirlpool on the last day of the performance period in order to earn the short-term incentive award and be employed by Whirlpool on the vesting date in order to earn the PSU and RSU awards. However, a retirement-eligible NEO who retires during the performance period will receive a prorated portion of the final PSU awards, once the Committee determines performance results. Depending on when the NEO became eligible to participate in the long-term incentive plan, the ratio used to determine the prorated portion of the award will be the number of months of service completed during the performance period over 12 (Mr. Bitzer) or over 36 (all other NEOs). If an NEO dies or becomes disabled during the performance period, the PSU award payout ratio is the number of months of service completed during the performance period over 36. If an NEO is retirement-eligible and retires, dies or becomes disabled, RSU awards immediately vest.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Stock and Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Marc R. Bitzer

EPEP (2)	—	0	2,168,000	4,336,000	—	—	—	—	—	—	—

PSUs (3)	2/17/2025	—	—	—	0	77,485	154,970	—	—	—	6,614,894

RSUs (4)	2/17/2025	—	—	—	—	—	—	33,208	—	—	2,834,967

James W. Peters

EPEP (2)	—	0	1,092,500	2,185,000	—	—	—	—	—	—	—

PSUs (3)	2/17/2025	—	—	—	0	24,643	49,286	—	—	—	2,103,773

RSUs (4)	2/17/2025	—	—	—	—	—	—	10,561	—	—	901,593

Alessandro Perucchetti

EPEP (2)	—	0	725,000	1,450,000	—	—	—	—	—	—	—

PSUs (3)	2/17/2025	—	—	—	0	9,769	19,538	—	—	—	833,980

RSUs (4)	2/17/2025	—	—	—	—	—	—	4,187	—	—	357,444

RSUs (5)	3/1/2025	—	—	—	—	—	—	10,000	—	—	831,100

Juan Carlos Puente

EPEP (2)	—	0	643,500	1,287,000	—	—	—	—	—	—	—

PSUs (3)	2/17/2025	—	—	—	0	7,226	14,452	—	—	—	616,884

RSUs (4)	2/17/2025	—	—	—	—	—	—	3,097	—	—	264,391

RSUs (5)	3/1/2025	—	—	—	—	—	—	10,000	—	—	831,100

Carey L. Martin

EPEP (2)	—	0	656,815	1,313,630	—	—	—	—	—	—	—

PSUs (3)	2/17/2025	—	—	—	0	12,633	25,266	—	—	—	1,078,479

RSUs (4)	2/17/2025	—	—	—	—	—	—	5,414	—	—	462,193

RSUs (6)	11/5/2025	—	—	—	—	—	—	30,000	—	—	2,134,800

(1)

Represents the grant date fair value for the equity awards reported in this table computed in accordance with FASB ASC Topic 718. For the PSUs for each NEO, the amount represents the grant date fair value at the award date based upon the probable outcome of the performance conditions. See our “Share-Based Incentive Plans” Note to the Consolidated Financial Statements included in our 2025 Annual Report on Form 10-K for a discussion of the relevant assumptions used to account for these awards.

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2025 EXECUTIVE COMPENSATION TABLES

(2)

Represents threshold, target and maximum potential payouts of short-term incentive awards for 2025 under EPEP. See the column captioned “Non-Equity Incentive Plan Compensation” in the 2025 Summary Compensation Table for the actual payout amounts for 2025.

(3)

Represents PSU grants made in 2025 for the 2025-2027 performance period. Final award determination will be made in February 2028 by the Committee based on actual performance during the performance period. The awards will vest on March 1, 2028, subject to the NEO’s continued employment through the vesting date or as otherwise provided for in the underlying award agreement.

(4)

These RSUs were granted as part of the Whirlpool long-term incentive program and vest over a three-year term in substantially equal annual installments on March 1 of each year, subject to the NEO’s continued employment through the applicable vesting date or as otherwise provided for in the underlying award agreement.

(5)

Represents an RSU award granted to Mr. Perucchetti and Mr. Puente in February 2025. The Committee granted an award of 10,000 RSUs to Mr. Perucchetti and Mr. Puente to ensure leadership stability and retention during the critical ongoing portfolio transformation. This award will vest and be distributed on March 1, 2029 provided that the executive remains continuously employed by the Company through the four-year vesting period.

(6)

Represents an RSU award granted to Ms. Martin in November 2025. The Committee granted an award of 30,000 RSUs to Ms. Martin to recognize the importance of her role in managing the leadership succession planning process, her oversight in expanded functional areas, and continued retention. This award will vest and be distributed on November 5, 2028 provided that Ms. Martin remains employed by the Company through the three-year vesting period.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	47

2025 EXECUTIVE COMPENSATION TABLES

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below lists outstanding equity grants for each NEO as of December 31, 2025. The table includes outstanding equity grants from past years, as well as 2025.

Name			OPTION AWARDS						STOCK AWARDS
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Marc R. Bitzer

Stock Options

2017	47,694	—	—	177.19	2/20/2027	—		—	—		—

2018	3,707	—	—	172.70	2/19/2028	—		—	—		—

2019	32,400	—	—	139.36	2/18/2029	—		—	—		—

2020	68,396	—	—	152.16	2/17/2030	—		—	—		—

2021	60,068	—	—	199.93	2/15/2031	—		—	—		—

2022	62,076	—	—	196.62	2/14/2032	—		—	—		—

2023	58,588	29,294	—	145.00	2/20/2033	—		—	—		—

2024	45,739	91,475	—	108.16	2/19/2034	—		—	—		—

PSUs

2023	—	—	—	—	—	—	(3)	—	—		—

2024	—	—	—	—	—	—		—	71,190	(4)	5,135,647

2025	—	—	—	—	—	—		—	77,485	(5)	5,589,768

RSUs	—	—	—	—	—	8,625	(6)	622,239	33,208	(7)	2,395,625

James W. Peters

Stock Options

2017	17,033	—	—	177.19	2/20/2027	—		—	—		—

2019	7,296	—	—	139.36	2/18/2029	—		—	—		—

2020	17,064	—	—	152.16	2/17/2030	—		—	—		—

2021	16,018	—	—	199.93	2/15/2031	—		—	—		—

2022	17,268	—	—	196.62	2/14/2032	—		—	—		—

2023	16,777	8,389	—	145.00	2/20/2033	—		—	—		—

2024	13,472	26,943	—	108.16	2/19/2034	—		—	—		—

PSUs

2023	—	—	—	—	—	—	(3)	—	—		—

2024	—	—	—	—	—	—		—	20,968	(4)	1,512,632

2025	—	—	—	—	—	—		—	24,643	(5)	1,777,746

RSUs									30,561	(8)	2,204,671

48	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

Name			OPTION AWARDS						STOCK AWARDS
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Alessandro Perucchetti

Stock Options

2017	643	—	—	177.19	2/20/2027	—		—	—		—

2018	880	—	—	172.70	2/19/2028	—		—	—		—

2022	1,741	—	—	196.62	2/14/2032	—		—	—		—

2023	4,161	2,080	—	145.00	2/20/2033	—		—	—		—

2024	5,572	11,143	—	108.16	2/19/2034	—		—	—		—

PSUs

2023	—	—	—	—	—	—	(3)	—	—		—

2024	—	—	—	—	—	—		—	8,672	(4)	625,598

2025	—	—	—	—	—	—		—	9,769	(5)	704,736

RSUs	—	—	—	—	—	—		—	21,340	(9)	1,539,468

Juan Carlos Puente

Stock Options

2019	815	—	—	139.36	2/18/2029	—		—	—		—

2020	1,846	—	—	152.16	2/17/2030	—		—	—		—

2021	1,674	—	—	199.93	2/15/2031	—		—	—		—

2022	1,855	—	—	196.62	2/14/2032	—		—	—		—

2023	3,595	1,797	—	145.00	2/20/2033	—		—	—		—

2024	2,874	5,745	—	108.16	2/19/2034	—		—	—		—

PSUs

2023	—	—	—	—	—	—	(3)	—	—		—

2024	—	—	—	—	—	—		—	4,472	(4)	322,610

2025	—	—	—	—	—	—		—	7,226	(5)	521,284

RSUs	—	—	—	—	—	—		—	19,847	(10)	1,431,763

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	49

2025 EXECUTIVE COMPENSATION TABLES

Name			OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Carey L. Martin

Stock Options

2019	7,510	—	—	139.36	2/18/2029	—	—	—		—

2020	12,799	—	—	152.16	2/17/2030	—	—	—		—

2021	8,289	—	—	199.93	2/15/2031	—	—	—		—

2022	8,566	—	—	196.62	2/14/2032	—	—	—		—

2023	9,054	4,527	—	145.00	2/20/2033	—	—	—		—

2024	7,277	14,552	—	108.16	2/19/2034	—	—	—		—

PSUs

2023	—	—	—	—	—	(3)	—	—		—

2024	—	—	—	—	—	—	—	11,325	(4)	816,986

2025								12,633	(5)	911,345

RSUs								53,914	(11)	3,889,356

(1)

These awards represent grants from 2023, and 2024. As of the last day of our 2025 fiscal year, (i) the awards granted in 2023 have one vesting date remaining: March 1, 2026; and (ii) the awards granted in 2024 have two vesting dates remaining: March 1, 2026 and March 1, 2027.

(2)

Represents unvested RSUs or PSUs multiplied by the closing price of our common stock ($72.14) on December 31, 2025, the last trading day of the year. The ultimate value of the awards will depend on the value of our common stock on the actual vesting date, and in the case of PSUs, the extent to which the performance objectives are achieved.

(3)	Represents earned but unvested PSUs granted in 2023 with a performance period from 2023-2025. Share amounts were determined to be zero on February 16, 2025.

(4)

Represents PSUs granted in 2024, with a performance period of 2024-2026, reported at the target level of performance. Final award determination will be made after the completion of the performance period.

(5)

Represents PSUs granted in 2025, with a performance period of 2025-2027, reported at the target level of performance. Final award determination will be made after the completion of the performance period.

(6)

For Mr. Bitzer, represents RSUs that will vest and be distributed in shares of common stock upon a qualified retirement. Units vesting upon retirement are credited with dividend equivalents until distribution.

(7)

For Mr. Bitzer, represents RSUs that will vest and be distributed in shares of common stock according to the following schedule: 11,070 vest on March 1, 2026; 11,069 vest on March 1, 2027; and 11,069 vest on March 1, 2028.

(8)

For Mr. Peters, represents RSUs that will vest and be distributed in shares of common stock according to the following schedule: 3,521 vest on March 1, 2026; 3,520 vest on March 1, 2027; and 3,520 vest on March 1, 2028, and 20,000 RSUs granted in 2024 that will vest and be distributed in shares of common stock on March 1, 2028.

(9)

For Mr. Perucchetti, represents RSUs that will vest and be distributed in shares of common stock according to the following schedule: 1,396 vest on March 1, 2026; 1,396 vest on March 1, 2027; 7,153 vest on August 1, 2027; 1,396 vest on March 1, 2028; and 10,000 vest on March 1, 2029.

(10)

For Mr. Puente, represents RSUs that will vest and be distributed in shares of common stock according to the following schedule: 1,033 vest on March 1, 2026; 1,750 vest on August 1, 2026; 5,000 vest on December 15, 2026; 1,032 vest on March 1, 2027; 1,032 vest on March 1, 2028 and 10,000 vest on March 1, 2029.

(11)

For Ms. Martin, represents RSUs that will vest and be distributed in shares of common stock according to the following schedule: 5,414 vest on March 1, 2026; 5,000 vest on August 1, 2026; 3,500 vest on December 15, 2026; 5,414 vest on March 1, 2027; 5,414 vest on March 1, 2028; 10,000 RSUs that will vest on March 1, 2028; and 30,000 vest on November 5, 2028.

50	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

2025 OPTION EXERCISES AND STOCK VESTED

The table below summarizes the value of PSUs and RSUs that vested in 2025.

Name	STOCK AWARDS
	Number of Shares Acquired on Vesting (1) (#)	Value Realized on Vesting (2) ($)

Marc R. Bitzer	—	—

James W. Peters	—	—

Alessandro Perucchetti	9,154	760,148

Juan Carlos Puente	1,750	145,320

Carey L. Martin	—	—

(1)	Reflects gross number of shares (before reduction for tax withholding) received upon the vesting of PSU and RSU awards as shown in the table below.

(2)

The dollar value realized represents the pre-tax value received by each NEO upon the vesting of the PSU and RSU awards. The value realized is based on the closing stock price of Whirlpool stock on the NYSE on the day prior to the vesting date.

	Payout of 2022-2024 PSU Awards	RSU Awards	Total Shares Vested

Marc R. Bitzer	0	—	—

James W. Peters	0	—	—

Alessandro Perucchetti	0	9,154	9,154

Juan Carlos Puente	0	1,750	1,750

Carey L. Martin	0	—	—

2025 PENSION BENEFITS

Defined Benefit Plans

Mr. Peters accrued benefits under the Whirlpool Employees Pension Plan, through December 31, 2006, when plan benefits were frozen. Accrued benefits for Mr. Peters have transferred to the Whirlpool Tammy Employees Pension Plan (WTEPP), Whirlpool’s sole qualified pension plan. Messrs. Bitzer, Peters and Perucchetti and Ms. Martin participate in the Supplemental Executive Retirement Plan (SERP). These plans provide a defined benefit upon retirement relative to salary and annual cash incentives earned during the employment period. The table presented in this section describes the estimated actuarial present value of accrued pension benefits through the end of our 2025 fiscal year for each of the NEOs listed in the table. The number of years of service credited to each NEO equals the NEO’s length of eligible service with Whirlpool. Whirlpool currently has a policy that prohibits crediting additional years of service under its pension plans.

What is the WTEPP?

The WTEPP is a qualified plan that provides all eligible employees, which included most of our U.S. salaried workforce employed prior to the freezing of plan benefits as of December 31, 2006, with a defined benefit pension upon reaching retirement eligibility. For salaried benefits under the WTEPP, the formula is:

2% x years of credited service x average base salary
In this formula:

•

“years of credited service” for salaried employees is generally based on hours worked as a salaried employee and also includes periods for which the employee was paid but did not work (such as vacation periods and holidays), periods of military service required to be recognized under federal law, and up to 24 months of long-term disability;

•

“average base salary” generally means the average of base salary in effect during the 60 sequential (but not necessarily consecutive) full calendar months of a participant’s last 120 or fewer consecutive full calendar months of service before retirement or other termination of service that will produce the largest average monthly amount; and

• the maximum number of years of credited service under the plan is 30 years.

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2025 EXECUTIVE COMPENSATION TABLES

Retirement benefits under WTEPP are limited by the Internal Revenue Code. Benefits can be paid to plan participants in a variety of annuity forms or as a lump sum amount.

After reaching age 55 and completing five years of service with Whirlpool, salaried participants in this plan are eligible for early retirement benefits under the plan. Benefits paid prior to age 65 are reduced. The factors used to determine this reduction vary with the participant’s age. For example, salaried participants whose benefits have vested and who retire from active service at age 55 would have their retirement benefits reduced to 55% of the full retirement benefit payable at age 65.

What is the SERP?

The SERP is a non-qualified plan that provides a benefit based on annual cash incentive compensation, which supplements the benefit calculated on base salary under the WTEPP. With respect to benefits under SERP, the formula is:

2% x years of credited service x average of the highest 5 EPEP awards earned over the last 10 full years of employment
In this formula:
• “years of credited service” has the same meaning as it does under the WTEPP described previously (except that credited service has not been frozen under the SERP); and
• the maximum number of years of credited service under the plan is 30 years.

After completing five years of service, our NEOs are eligible for benefits under the SERP upon termination of employment for any reason except a termination for cause, provided they have received one or more EPEP awards within the last ten calendar years preceding their termination of employment.

The actuarial present values of benefits under our pension plans are calculated in accordance with the following assumptions: (1) discount rate: 5.35% for 2025 and 5.60% for 2024; (2) assumed retirement age: 65; (3) no pre-retirement decrements; and (4) assumed form of payment: lump sum, determined as equal to the present value of the life annuity provided by the plans’ formulas and calculated based on the plans’ provisions, including an interest rate based on high-quality corporate bond yields (assumed to be 5.75%) and mortality assumption that is based on the Internal Revenue Service (IRS) prescribed 417(e) mortality rates.

The actuarial increase during our 2025 fiscal year of the projected retirement benefits can be found in the 2025 Summary Compensation Table in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column (all amounts reported in that column represent actuarial increases in our plans).

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)

Marc R. Bitzer	WTEPP	—		—	—

	SERP	17.00		8,564,012	—

			Total	8,564,012	—

James W. Peters	WTEPP	2.67		50,979	—

	SERP	21.83		3,028,144	—

			Total	3,079,123	—

Alessandro Perucchetti	WTEPP	—		—	—

	SERP	15.83		517,416	—

			Total	517,416	—

Carey L. Martin	WTEPP	—		—	—

	SERP	12.50		833,318	—

			Total	833,318	—

52	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

Defined Contribution Plans

The Whirlpool 401(k) Retirement Plan provides a defined contribution retirement benefit qualified under Section 401(k) of the Internal Revenue Code. This plan offers participants a pre-tax retirement savings vehicle, plus employer contributions that encourage participant retirement savings, and provide additional assets for employees’ retirement. Most U.S.-based employees of Whirlpool, including the U.S.-based NEOs, are eligible to participate in this plan. This plan provides an automatic employer contribution of 3% of pay. The 401(k) plan provides for an employer match of up to 4% of pay, provided that participants contribute at least 5% of pay on a pre-tax basis to the plan, and is subject to contribution and benefit limitations under the Internal Revenue Code.

2025 NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information about the Whirlpool Corporation Executive Deferred Savings Plan II (EDSP II), the non-qualified defined contribution deferred compensation plan in which our U.S.-based NEOs participate. EDSP II became effective January 1, 2005, to comply with the requirements of Section 409A of the Internal Revenue Code.

Eligible executives may elect to contribute up to 75% of their short-term and long-term incentive payouts to EDSP II. In addition, once eligible executives reach their annual compensation limits under the 401(k) Retirement Plan, they may make base salary deferrals to EDSP II and the Company matches contributions and makes automatic Company contributions to EDSP II at the same rate they would have received under the 401(k) Retirement Plan.

A participant in EDSP II generally may select among the following post-termination distribution options: a lump sum payable seven months following termination; a lump sum payable in April following the first anniversary of termination; or in ten annual installments commencing seven months following termination. EDSP II is an unfunded non-qualified plan that is secured by our general assets. Amounts deferred are credited to record-keeping accounts for participants and the record-keeping balances are credited with earnings and losses measured by investments generally similar to those selected by executives and available in the Whirlpool 401(k) Retirement Plan. Participants may not make withdrawals during their employment, except in the event of hardship, as approved by the Committee.

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)

Marc R. Bitzer	45,167	63,233	291,873	—	2,594,139

James W. Peters	27,708	38,792	(133,818)	—	1,055,584

Alessandro Perucchetti	18,125	25,375	(1,557)	—	168,350

Carey L. Martin	18,750	26,250	(703,411)	—	2,388,694

(1)

The amount of the contributions made by each NEO, as reported above, is also included in each NEO’s compensation reported under the 2025 Summary Compensation Table, either as “Salary,” “Non-Equity Incentive Plan Compensation,” or “Stock Awards.”

(2)

Represents the amount of the contributions made by Whirlpool to each NEO under the EDSPII. These amounts are also reflected in the “All Other Compensation” column of the 2025 Summary Compensation Table.

(3)	The aggregate earnings (and losses) are not reported in the 2025 Summary Compensation Table as they do not represent above market or preferential earnings.

(4)

The following amounts of the aggregate balance for the table were reported in the Summary Compensation Table for fiscal years 2007–2024: Mr. Bitzer: $1,453,732; Mr. Peters: $1,092,910; Ms. Martin: $1,296,751; and Mr. Perucchetti: $6,734.

2025 POTENTIAL POST-TERMINATION PAYMENTS

This section describes compensation and benefits payable to each of our NEOs in each of the following circumstances: involuntary termination by Whirlpool for cause; involuntary termination by Whirlpool without cause; resignation; retirement; death; disability; and change in control (with a qualifying termination). The amounts shown in the narrative disclosure and tables below assume that termination of employment or a change in control occurred as of December 31, 2025, and estimate certain amounts which would be paid to our NEOs upon the specified event. The amounts shown in

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	53

2025 EXECUTIVE COMPENSATION TABLES

the narrative disclosure and tables below are calculated using the December 31, 2025 closing stock price of $72.14. Due to the number of factors that affect the nature and amounts of compensation and benefits provided upon the events discussed below, the actual amounts paid or distributed may be different from the amounts reported below. Factors that could greatly affect these amounts include the timing during the year of any such event, our stock price, and the NEO’s age.

The following narrative disclosure and tables describe and quantify the compensation and benefits that are paid in addition to compensation and benefits generally available to salaried employees. Examples of compensation and benefits generally available to salaried employees, and thus not included, are distributions under the Whirlpool 401(k) Retirement Plan and non-U.S. savings plans, amounts payable under the U.S. salaried employee severance plan and, in certain circumstances, vested equity.

Also, information previously disclosed under the “2025 Pension Benefits” and “2025 Non-Qualified Deferred Compensation” tables is not repeated, except to the extent that the amounts payable to the NEO would be enhanced by the termination event described.

Involuntary Termination and Resignation

Generally, we provide no additional benefits to any of our NEOs in the event that the NEO resigns from Whirlpool, other than due to retirement, or if Whirlpool terminates the NEO’s employment involuntarily for cause.

Under our long-term incentive programs, resignation (other than due to retirement) and involuntary termination generally result in forfeiture of unvested PSUs, RSUs (other than certain legacy awards), and unvested stock options. Vested but unexercised stock options must be exercised within 30 days of termination. Certain legacy RSUs accelerate upon an involuntary termination without cause. Generally, in the event that we terminate the employment of an NEO involuntarily without cause, the payment of the value of these unvested RSUs is the only benefit to which the NEO is entitled. Mr. Bitzer is the only NEO with these legacy awards, the unvested portion of which had a value of $622,239 as of December 31, 2025.

The Committee may, in its discretion, approve severance benefits designed to mitigate economic injury to the NEO as a direct result of involuntary termination.

Retirement

As of the last day of our 2025 fiscal year, Mr. Bitzer and Mr. Peters were retirement eligible under the terms of our incentive plans. If a non-retirement-eligible NEO chooses to “retire” as of the last day of our 2025 fiscal year, the effect of that “retirement” would be the same as if the NEO had resigned, as described above.

A retirement-eligible NEO may be entitled to certain incentive awards upon separation from service, including a prorated payout of annual cash incentive, and accelerated vesting of all applicable unvested stock options and RSU awards upon retirement. Stock options must be exercised within five years of retirement or before the original expiration date, whichever occurs first. Unvested retention RSUs are forfeited upon retirement unless otherwise agreed to by the Committee.

54	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

With respect to PSUs, following the conclusion of the performance period and the Committee’s approval of award payouts, a retirement-eligible NEO who retires during the performance period may receive a prorated portion of the award. The ratio used to determine the portion of the award to be received is the number of months worked by the NEO during the performance period over either 12 months or 36 months, depending on when the NEO became eligible to participate in the long-term incentive plan. Therefore, our CEO (the only current NEO with legacy award eligibility) will receive a full award if he completes at least 12 months of service during the performance period. In either case, the amount of the award received is based on actual performance as determined by the Committee following completion of the performance period. The final amount of the 2024–2026 PSU awards, and the 2025–2027 PSU awards, which are earned upon retirement will be determined by the Committee following the end of the applicable performance period.

	RETIREMENT

Named Executive Officer	Severance and Separation Payments ($)	Annual (Short-term) Incentives ($)	PSUs (1) ($)	Stock Options ($)	RSUs ($)	Health, Welfare and Other Benefits ($)	Total ($)

Marc R. Bitzer	—	1,084,000	10,725,415	0	3,017,864	—	14,827,279

James W. Peters	—	546,250	1,601,003	0	2,204,671	—	4,351,924

Alessandro Perucchetti	—	—	—	—	—	—	—

Juan Carlos Puente	—	—	—	—	—	—	—

Carey L. Martin	—	—	—	—	—	—	—

(1)	These amounts assume that 2023–2025 PSU awards are paid out at the Committee-approved amount, and that 2024–2026 and 2025–2027 PSU awards pay out at 100% of target in 2027 and 2028, respectively.

Death and Disability

In the event of death or disability, a NEO may receive a short-term incentive award at the discretion of the Committee, provided that the award shall be based on the actual amount the NEO would have received if the performance period had been completed once performance is known.

Upon the death or disability of one of our NEOs, PSU awards would be prorated based on the NEO’s period of service during each applicable performance period. The amount of the award received is based on actual performance as determined by the Committee following the completion of each applicable performance period. RSUs vest in the event of death or disability prior to the applicable vesting date.

The vesting of stock options accelerates upon death or disability. In the event of disability, stock options must be exercised within three years from the date of termination due to disability or the original expiration date, whichever is earlier. In the event of death, stock option awards provide for exercise of options by the earlier of the third anniversary of death or the expiration date. In no event may an option be exercised within one year of the grant date.

	DEATH & DISABILITY

Named Executive Officer	Severance and Separation Payments ($)	Annual (Short-term) Incentives ($)	PSUs (1) ($)	Stock Options ($)	RSUs ($)	Health, Welfare and Other Benefits (2) ($)	Total ($)

Marc R. Bitzer	—	1,084,000	10,725,415	0	3,017,864	—	14,827,279

James W. Peters	—	546,250	1,601,003	0	2,204,671	—	4,351,924

Alessandro Perucchetti	—	362,500	651,929	0	1,539,468	—	2,553,897

Juan Carlos Puente	—	290,966	388,835	0	1,431,763	—	2,111,564

Carey L. Martin	—	328,408	848,439	0	3,889,356	—	5,066,203

(1)	These amounts assume that 2023–2025 PSU awards are paid out at the Committee-approved amount, and that 2024–2026 and 2025–2027 PSU awards pay out at 100% of target in 2027 and 2028, respectively.

(2)	The designated beneficiaries of our NEOs would receive the same life insurance benefits generally available to all salaried employees.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	55

2025 EXECUTIVE COMPENSATION TABLES

Change in Control

In the event of a qualifying termination following a change in control as described more fully below, our NEOs may receive accelerated vesting and payout of previously unvested PSUs, stock options, and RSUs under the terms of those awards. In the event a successor corporation does not assume or provide a substitute for unvested equity awards, vesting of those awards may accelerate and such awards may become exercisable, to the extent applicable. Certain legacy RSU awards with extended vesting periods would accelerate and be paid out upon a change in control. Mr. Bitzer is the only NEO with these legacy awards, the unvested portion of which had a value of $622,239 as of December 31, 2025.

As provided in the following table, additional equity awards become payable only upon a qualifying termination following a change in control. In the event that the Human Resources Committee elects to exercise discretion for accelerated vesting of an equity award in the event of a change in control, the Company will disclose the Committee’s rationale for such decision. In addition, we have change-in-control agreements with our NEOs. A “change in control,” in accordance with these agreements, is generally defined to include: the acquisition by any person or group of 30% or more of Whirlpool voting securities; a change in the composition of the Board such that the existing Board or persons who were approved by a majority of directors or their successors on the existing Board no longer constitute a majority; or the consummation of a merger or consolidation of Whirlpool. These agreements contain a “best net” approach to address the potential for any excise tax to be imposed for payments and benefits that would constitute an “excess parachute payment” under Section 4999 of the Internal Revenue Code. Under this provision, we will not provide a gross-up payment and will instead reduce payments to the NEO such that the aggregate amount equals the maximum amount that can be paid without triggering the imposition of the excise tax, if the net amount received by the NEO on an after-tax basis would be greater than it would be absent such a reduction.

Under these agreements, benefits are payable to our NEOs after a change in control, but only after a qualifying termination occurs. Qualifying terminations include: involuntary termination of the NEO by Whirlpool; voluntary termination by the NEO for good reason, as defined in the change-in-control agreement; or a material breach of the change-in-control agreement by Whirlpool.

Cash severance resulting from these change-in-control agreements is paid out in a lump sum payment equal to the NEO’s unpaid base salary, unreimbursed business expenses, and all other items earned by and owed to the NEO through and including the date of the termination.

These agreements also provide for the lump sum cash payment of:

•

for Mr. Bitzer, the greater of three times the NEO’s annual base salary on the date of the termination or Mr. Bitzer’s annual base salary at any time during the 12 months prior to the change in control; for Messrs. Peters, Perucchetti and Puente, and Ms. Martin, the greater of two times the NEO’s annual base salary on the date of the termination or the NEO’s annual base salary at any time during the 12 months prior to the change in control;

•

for Mr. Bitzer, the greater of three times the current target bonus under EPEP or Mr. Bitzer’s highest target bonus at any time during the 12 months prior to the change in control; for Messrs. Peters, Perucchetti and Puente, and Ms. Martin, the greater of two times the current target bonus under EPEP or the NEO’s highest target bonus at any time during the 12 months prior to the change in control; and

•

the greater of the NEO’s pro-rata target bonus under EPEP or the highest target bonus opportunity at any time during the 12 months prior to the change in control, or the actual EPEP bonus earned through the date of the termination, based on the NEO’s current level of goal achievement.

Our NEOs are also entitled to receive continued health and life insurance benefits for 18 months in connection with a qualifying termination after a change in control. The severance benefits provided include an amount, payable at the same time and in the same form as if paid from the non-qualified defined benefit pension plans, equal to the additional benefits that the NEO would be entitled to under our non-qualified defined benefit pension plans if the NEO’s benefits had fully vested.

The continuation of the NEO’s benefits will be calculated at the same cost and at the same level of coverage as in effect on the date of termination.

The amount of cash severance and benefits will be offset by any other severance-type payments the NEO may be eligible or entitled to receive from any other sources. The following table shows possible payouts to our NEOs as of December 31, 2025, triggered upon the occurrence of a change in control and a subsequent qualifying termination.

56	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

2025 EXECUTIVE COMPENSATION TABLES

	CHANGE IN CONTROL WITH QUALIFYING TERMINATION (1)

Named Executive Officer	Severance and Separation Payments ($)	Annual (Short-term) Incentives ($)	PSUs ($)	Stock Options ($)	RSUs ($)	Health, Welfare and Other Benefits ($)	Total ($)

Marc R. Bitzer	10,569,000	1,084,000	10,725,415	0	3,017,864	25,303	25,421,582

James W. Peters	4,085,000	546,250	1,601,003	0	2,204,671	25,303	8,462,227

Alessandro Perucchetti	2,900,000	362,500	651,929	0	1,539,468	27,092	5,480,989

Juan Carlos Puente(2)	2,717,000	290,966	388,835	0	1,431,763	—	4,828,564

Carey L. Martin	2,850,000	328,408	848,439	0	3,889,356	25,303	7,941,506

(1)

Severance and Separation Payments could be reduced to provide “best net” amount, if full amount triggers excise tax for “excess parachute payment” under Section 4999 of the Internal Revenue Code, as described above. The amounts in this table do not reflect the application of any such reduction.

(2)

Mr. Puente entered into an agreement with the Company that if he is awarded severance benefits in the future due to a termination without cause, the $1,365,333 mandatory separation payment which he received as a result of the termination of his employment contract in Mexico would be deducted from those amounts.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	57

PAY RATIO DISCLOSURE

Pay Ratio Disclosure

We are disclosing the relationship of the annual total compensation of our employees to the annual total compensation of Marc Bitzer, our Chairman and CEO. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies. Given the weighting of our executive compensation program heavily towards performance-based elements, we expect that our pay ratio disclosure will fluctuate year-to-year based on our performance against the pre-established performance goals. For 2025,

•	The median of the annual total compensation of all of our employees, other than Mr. Bitzer, was $29,782.

•

Mr. Bitzer’s annual total compensation was $12,788,970. This amount is the same amount as reported in the Total column of the 2025 Summary Compensation Table, except that this amount includes the Company-paid portion of health insurance premiums, which are normally excluded for Summary Compensation Table purposes.

•	Based on this information, the ratio of the annual total compensation of Mr. Bitzer to the median of the annual total compensation of all employees was estimated to be 429 to 1.

IDENTIFICATION OF MEDIAN EMPLOYEE AND CALCULATION OF COMPENSATION

Our employee population changed in 2025 as a result of the reduced majority stake in our India business, as well as restructuring. Due to the changes, we re-evaluated our employee population to determine the median of the annual total compensation of our employees.

As of December 31, 2025, we had 40,801 employees, with 16,086 employees based in the United States and 24,715 employees located outside of the United States. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction or jurisdictions account for five percent or less of the Company’s total number of employees. Whirlpool applied this de minimis exemption when identifying the median employee by excluding 329 employees in Argentina, Ecuador, the Philippines and Taiwan. After taking into account the de minimis exemption, 16,086 employees in the United States and 24,386 employees located outside of the United States were considered for identifying the median employee.

Our process to determine the median employee for 2025 was to consider base salary and base wages, as compiled from our payroll records. We selected base salary and base wages as base pay represents the principal form of compensation delivered to all of our employees, and this information is readily available in each country. In addition, we measured compensation for purposes of determining the median employee using the full year period ending December 31, 2025. Compensation paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on December 31, 2025.

Using this methodology, we determined that our median employee was a full-time employee located in Mexico. In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules, except that we elected to include the Company-paid portion of health insurance premiums, which are normally excluded from the calculation of total compensation for purposes of the Summary Compensation Table. We converted such compensation to U.S. dollars according to exchange rates on December 31, 2025.

58	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE

Pay Versus Performance Disclosure
The following table sets forth information regarding the Company’s performance and the “compensation actually paid” to our NEOs, as calculated in accordance with SEC disclosure rules:

PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100 Investment Based on (4) :

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (3)	Total Shareholder Return	Peer Group Total Shareholder Return (5)	GAAP Net Income ($M)		Ongoing EBIT ($M) (6)

2025	12,773,816	3,089,229	4,327,263	1,754,834	51	157	318		729

2024	13,917,347	12,838,899	4,039,248	3,596,064	77	163	(323	) (7)	887

2023	13,504,801	4,329,344	3,086,982	1,170,520	76	153	481		1,191

2022	11,940,033	(19,255,228)	3,263,242	(2,889,294)	84	99	(1,519)		1,360

2021	18,751,901	42,472,540	5,542,092	9,718,714	133	135	1,783		2,379

(1)	Mr. Bitzer served as the Principal Executive Officer (PEO) for the entirety of 2025, 2024, 2023, 2022 and 2021 and the Company’s other NEOs for the applicable years were as follows:
2025: Messrs. Peters, Perucchetti, and Puente, and Ms. Martin.
2024: Messrs. Peters, Perucchetti, Puente, and Morel and Mses. Martin and Harter.
2023: Messrs. Peters and Morel and Mses. Martin and Harter.
2022: Messrs. Peters, Liotine, Morel, and Brega.
2021: Messrs. Peters, Liotine, Morel, and Brega.

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Bitzer and (ii) the average of the total compensation reported in the Summary Compensation Table for the NEOs listed in footnote 1 for each applicable year.

(3)
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Bitzer and for the average of the other NEOs is set forth following the footnotes to this table.

(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020 in (i) our common stock and (ii) the S&P 500 Household Durables Index where applicable. Historical stock price performance is not necessarily indicative of future stock price performance.

(5)	Peer group total shareholder return reflects the S&P 500 Household Durables Index.

(6)
Given its use in the short-term incentive program as a key indicator of profitability and driver of shareholder value, the Committee selected Ongoing EBIT as the Company Selected Measure. Ongoing EBIT consists of GAAP net earnings available to Whirlpool before net earnings (loss) available to non-controlling interests, income tax expense (benefit), and interest expense; for 2025, it excludes the impact of M&A transactions, intangible asset impairment, restructuring expense (including with respect to our equity method investments)for 2024, it excludes the impact of M&A transactions, intangible asset impairment, legacy EMEA legal matters, and restructuring expense (including with respect to our equity method investments); for 2023, it excludes the impact of M&A transactions and legacy EMEA legal matters; for 2022, it excludes the impact of M&A transactions, impairment of goodwill, intangibles and other assets, and substantial liquidation of a subsidiary; for 2021, it excludes the impact of M&A transactions, restructuring expense, gain on previously held equity interest, and product warranty and liability reserve release.

(7)	The prior proxy statement erroneously reported $672M in this column.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	59

PAY VERSUS PERFORMANCE DISCLOSURE

RECONCILIATION OF COMPENSATION ACTUALLY PAID ADJUSTMENTS

Year	Summary Compensation Table Total (1)	(Minus) Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($) (2)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($) (3)	(Minus) Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($) (4)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($) (5)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($) (6)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($) (7)	Plus/ (Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($) (8)	(Minus) Fair Value as of Prior Fiscal Year- End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($) (9)	Equals Compensation Actually Paid ($)

Marc Bitzer

2025	12,773,816	(506,069)	511,975	(9,449,861)	7,985,393	(7,511,285)	—	(714,740)	—	3,089,229

2024	13,917,347	(1,059,620)	538,504	(9,687,164)	12,140,135	(1,954,731)	—	(1,055,572)	—	12,838,899

2023	13,504,801	(990,731)	497,384	(10,017,499)	8,812,913	(6,828,081)	—	(649,443)	—	4,329,344

2022	11,940,033	0	617,053	(10,376,353)	7,139,678	(23,361,198)	—	(5,214,441)	—	(19,255,228)

2021	18,751,901	(3,070,010)	557,425	(9,951,671)	13,101,263	21,136,895	—	1,946,737	—	42,472,540

Other NEOs (Average)

2025	4,327,263	(97,361)	88,520	(2,603,934)	1,939,304	(1,743,676)	—	(155,282)	—	1,754,834

2024	4,039,248	(87,453)	49,399	(1,930,529)	2,429,582	(494,170)	—	(144,013)	(265,999)	3,596,064

2023	3,086,982	(168,955)	81,272	(1,772,232)	1,559,120	(1,546,154)	—	(69,513)	—	1,170,520

2022	3,263,242	0	111,431	(2,254,423)	1,551,201	(4,534,750)	—	(1,025,995)	—	(2,889,294)

2021	5,542,092	(695,763)	99,925	(2,335,696)	3,052,625	3,700,214	—	355,316	—	9,718,714

(1)	For Mr. Bitzer, represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other NEOs, amounts shown represent averages.

(2)
Represents the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

(3)
Represents the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.

(4)
Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the date of grant.

(5)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the date of grant.

(6)
Represents the change in fair value during the indicated fiscal year of each stock option award and stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year. In the prior proxy certain performance awards were erroneously included at target and have been updated to reflect the probable outcome of performance conditions at fiscal year 2025 in accordance with Item 402(v)(2)(iii)(C)(3).

(7)
Represents the fair value at vesting of the stock option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(8)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

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PAY VERSUS PERFORMANCE DISCLOSURE

(9)
Represents the fair value as of the last day of the prior fiscal year of the stock option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
We believe “Compensation Actually Paid” in each of the years reported above and over the five-year cumulative period are reflective of the Committee’s emphasis on “pay-for-performance.” The two charts below show how CEO Compensation Actually Paid fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our incentive plans. Ongoing EBIT results – our Company Selected Measure – as well as the other important financial performance measures (see table below) were very strong in 2020 and 2021, leading to higher Compensation Actually Paid in those years. While in 2022 and 2023, our performance results on those measures were lower, leading to negative Compensation Actually Paid and lower Compensation Actually Paid in each respective year. Compensation Actually Paid increased in 2024 primarily driven by the increase in Whirlpool’s stock price in the last quarter of 2024. In 2025 Compensation Actually paid decreased primarily as a result of the lower stock price on December 31, 2025.
Chart 1: CEO and Average NEO Compensation Actually Paid vs. Financial Performance

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PAY VERSUS PERFORMANCE DISCLOSURE

Chart 2: CEO and Average NEO Compensation Actually Paid vs. Total Shareholder Return and Year-end Stock Price

Compensation Actually Paid (CAP) vs
Total Shareholder Return (TSR)
$60
$40
$20
$0
-$20
$180
$235
$141
$153
$163
$157
$42
$135
$100
$133
$99
$84
$122
$144
$76
$77
$72
$51
$10
-$19
-$3
$4
$1
$13
$0.6
$3
$2
2020
2021
2022
2023
2024
2025
Year
CEO CAP (in millions)
Average NEO CAP
Index TSR
Whirlpool TSR
12/31 Close Price

PERFORMANCE MEASURES USED TO LINK COMPANY PERFORMANCE AND COMPENSATION ACTUALLY PAID TO THE NEOS
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2025. Ongoing EBIT is the Company’s selected measure. Ongoing EBIT (weighted at 70%) and Free Cash Flow are the two primary measures (weighted 30%) in our short-term incentive program. Cumulative Ongoing EPS and ROIC are the two primary measures (each weighted 50%) in the PSUs granted as part of our long-term incentive program. Please see the Compensation Discussion & Analysis section for a further description of the metrics used in the Company’s executive compensation program.

Most Important Performance Measures Used to Link Compensation Actually Paid to Company Performance:

Ongoing EBIT (Company Selected Measure)	Return on Invested Capital

Free Cash Flow	Stock Price

Cumulative Ongoing Earnings Per Share

62	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

ITEM 2 – COMPENSATION ADVISORY VOTE

Item 2 – Advisory Vote to Approve Whirlpool Corporation’s Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934 enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement. As discussed in detail above under “Compensation Discussion and Analysis,” we are focused on delivering superior stockholder value. To achieve our objectives, we employ a pay-for-performance philosophy based on the following guiding principles:

•	Compensation should be incentive-driven with both a short-term and long-term focus;

•	A significant portion of pay should be performance-based, with the proportion varying in direct relation to an executive’s level of responsibility;

•	Components of compensation should be linked to the drivers of stockholder value over the long term; and

•	Components of compensation should be tied to an evaluation of business results and individual performance.

In support of our pay-for-performance philosophy, performance-based compensation in the form of short-term and long-term incentives constituted 91% of 2025 total target compensation for our CEO and 78% of 2025 total target compensation for our other NEOs. Our policies and provisions that are intended to support best practices in executive compensation include, among others:

•	No “golden parachute” excise tax gross-ups;

•	Adoption of double-trigger change-in-control equity vesting;

•	Insider Trading Policy provisions prohibiting hedging by any employee or director and pledging or trading on margin for executive officers and directors;

•	Adoption of robust stock ownership guidelines to reinforce the link between the interests of our NEOs (7x salary for our CEO) and those of stockholders;

•

Adoption of compensation recovery policy to adhere to the listing standards of the NYSE and the rules of the SEC, and claw-back provisions in both our short-term and long-term incentive plans under which the repayment of awards may be required in certain circumstances; and

•	Decision making by a fully independent compensation committee advised by an independent compensation consultant, FW Cook.

For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement by voting “FOR” the following resolution. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement.

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Whirlpool Corporation’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, and the other related tables and disclosure.

This vote is advisory, and therefore not binding on Whirlpool, the Board, or the Human Resources Committee. The Board and the Human Resources Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider such stockholders’ concerns and the Human Resources Committee will evaluate whether any actions are necessary to address those concerns. At the 2023 annual meeting of stockholders, a majority of the Company’s stockholders voted in favor of holding advisory votes on the Company’s executive compensation on an annual basis, and, in light of this vote, the Board adopted a policy of holding such advisory votes annually. Unless the Board determines otherwise, we will continue to hold advisory votes on the Company’s executive compensation on an annual basis, and the next advisory vote on the frequency of holding advisory votes will be held at the 2029 annual meeting of stockholders.

The Board of Directors recommends a vote FOR Item 2 for the approval of the compensation of Whirlpool Corporation’s NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table presents information as of December 31, 2025, with respect to Whirlpool Corporation compensation plans under which equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants, and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (1)

Equity compensation plans approved by security holders	2,355,034	(2)	150.54	(3)	5,179,745

Equity compensation plans not approved by security holders	—		—		—

Total	2,355,034		150.54		5,179,745

(1)

Excluding securities in the “Number of securities to be issued upon exercise of outstanding options, warrants, and rights” column. Represents shares available under the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan, as amended. Plan shares covering outstanding equity awards are debited on a one-for-one basis for each stock option awarded, on a 2.5-to-one basis for each RSU awarded, and on a 2.5-to-one basis for each PSU awarded. PSUs are debited assuming a maximum award payout (200%) under the plan. Any shares subject to an award that are forfeited, terminated, or canceled (including shares subject to PSU awards that do not vest based on performance) will again become available for issuance under the plan, with the number of shares determined based on the share-deduction ratio used to debit such shares from the plan.

(2)

This amount includes 1,080,866 shares subject to outstanding stock options with a weighted average remaining contractual term of 1.2 years, and 1,274,168 shares subject to outstanding RSUs and PSUs granted under the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan, Whirlpool Corporation 2018 Omnibus Stock and Incentive Plan and the Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan.

(3)	The weighted-average exercise price information does not include any outstanding RSUs or PSUs.

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MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Matters Relating to Independent Registered Public Accounting Firm

FEES

For the years indicated, Ernst & Young LLP billed or is expected to bill Whirlpool the following fees (in millions):

	Year ended December 31,
	2025 ($)	2024 ($)

Audit Fees	13.3	14.5

Audit-Related Fees	0.6	0.6

Tax Fees	3.0	3.8

All Other Fees	—	—

Total	16.9	18.9

2025 audit fees decreased compared to 2024 primarily due to reduced assurance and tax services related to the EMEA transaction in the prior year. Audit-related fees are principally comprised of corporate responsibility-related assurance services. Tax fees are principally comprised of fees for services provided in connection with worldwide tax planning and compliance services, and assistance with tax audits and appeals. Approximately $1.9 million of fiscal year 2025 tax fees were related to tax compliance services provided to Whirlpool. All of these fees were pre-approved by the Audit Committee.

PRE-APPROVAL POLICY FOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES

Pursuant to its written charter, the Audit Committee, or a subcommittee thereof, is responsible for approving in advance all audit and permitted non-audit services the independent registered public accounting firm performs for us. In recognition of this responsibility, the Audit Committee has established a policy to approve in advance all audit and permitted non-audit services the independent registered public accounting firm provides. Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management submits to the Audit Committee a request for approval of services expected to be rendered during that year. This request outlines each of the four categories listed above, and the Audit Committee approves these services by category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees in comparison to the budget at least once per year (additionally, if fees exceed pre-approved amounts) by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original advance approval. In those instances, the Audit Committee requires specific approval in advance before engaging the independent registered public accounting firm. The Audit Committee may delegate authority to make advance approval to one or more of its members. The member or members to whom such authority is delegated must report, for informational purposes only, any such approval decisions to the Audit Committee at its next scheduled meeting. A copy of the Audit Committee Pre-Approval Policy appears on our website: www.whirlpoolcorp.com/our-impact/governance-and-policies/corporate-policies.html.

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AUDIT COMMITTEE REPORT

Audit Committee Report

The Audit Committee provides independent oversight of Whirlpool’s accounting functions and monitors the objectivity of the financial statements prepared under the direction of Whirlpool’s management. In addition, the Audit Committee retains our independent registered public accounting firm, reviews major accounting policy changes by Whirlpool, reviews and approves the scope of the annual internal and independent audit processes, reviews and monitors our assessment of internal controls, approves in advance audit and permitted non-audit services provided by the independent registered public accounting firm, approves all fees paid to the independent registered public accounting firm, and monitors our activities designed to assure compliance with legal and regulatory requirements as well as Whirlpool’s ethical standards. The Audit Committee is composed of directors who have been determined by the Board to be “independent” and “financially literate” pursuant to the NYSE listing requirements. The Audit Committee operates under a written charter adopted by our Board.

The Audit Committee has reviewed our audited consolidated financial statements for 2025 with management, and management has represented to the Audit Committee that these financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and the sufficiency of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Audit Committee also reviewed our consolidated financial statements for 2025 with Ernst & Young LLP (EY), our independent registered public accounting firm for 2025, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. Further, the Audit Committee reviewed with EY its judgment as to the quality, not just the acceptability, of Whirlpool’s accounting principles. In addition, the Audit Committee met with EY, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee met eight times during the fiscal year ended December 31, 2025.

The Audit Committee has received the written disclosures and the letter from EY required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, as modified or supplemented, and has discussed with EY its independence. The Audit Committee considered the compatibility of non-audit services EY provided to us with EY’s independence. Finally, the Audit Committee discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and SEC.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee has selected EY as our independent registered public accounting firm for fiscal year 2026.

AUDIT COMMITTEE REPORT

Jennifer A. LaClair, Chair	John D. Liu

Mary Ellen Adcock	James M. Loree

Richard J. Kramer	Rudy Wilson

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

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ITEM 3 –RATIFICATION OF AUDITOR APPOINTMENT

Item 3 – Ratification of the Appointment of

Ernst & Young LLP as Whirlpool Corporation’s

Independent Registered Public Accounting Firm

for Fiscal 2026

RESOLVED, that the appointment of Ernst & Young LLP to audit the Consolidated Financial Statements and related internal control over financial reporting of Whirlpool Corporation and its subsidiaries for fiscal 2026, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

The Audit Committee has appointed and the Board is asking shareholders to ratify the selection of Ernst & Young LLP (EY) to audit and report on the Consolidated Financial Statements and related internal control over financial reporting of Whirlpool Corporation and its subsidiaries for fiscal 2026. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditor, and is involved in the selection of the firm’s lead engagement partner.

EY served as Whirlpool Corporation’s independent registered public accounting firm for fiscal 2025, and EY has served as Whirlpool Corporation’s independent registered public accounting firm since 1927. The members of the Audit Committee believe that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of Whirlpool Corporation and its stockholders.

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of the independent registered public accounting firm. For the selection of EY, this evaluation has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. In addition, the Committee considered the benefits of EY’s deep knowledge of our global operations, accounting policies and practices, and internal control over financial reporting which contribute to a high-quality and cost-effective audit.

Representatives of EY will attend the annual meeting of stockholders and may make a statement if they wish. They will be available to answer appropriate questions at the annual meeting. To pass, this proposal requires the affirmative vote of a majority of the outstanding common stock present in person or by proxy at the annual meeting and entitled to vote. In the event that the selection of EY is not ratified by the stockholders, the Audit Committee will take that event into account in connection with any future decisions as to the selection of a firm to serve as Whirlpool Corporation’s independent registered public accounting firm, although by law the Audit Committee has final authority over the determination of whether to retain EY or another firm at any time.

The Board of Directors recommends that stockholders vote FOR Item 3, which ratifies the selection of Ernst & Young LLP as the independent registered public accounting firm for Whirlpool and its subsidiaries for fiscal 2026.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Information about the Annual Meeting and Voting

WHY AM I RECEIVING THESE MATERIALS?

You received these proxy materials because our Board is soliciting your proxy to vote your shares at our annual meeting of stockholders. By giving your proxy, you authorize persons selected by the Board to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS?

As permitted by SEC rules, we are making this proxy statement and our annual report (the “Proxy Materials”) available to our stockholders electronically via the Internet. On or about March 11, 2026, we intend to mail to our stockholders a notice containing instructions on how to access the Proxy Materials and how to vote their shares online. If you receive a Notice Regarding the Availability of Proxy Materials (a “Notice”) by mail, you will not receive a printed copy of the Proxy Materials in the mail unless you specifically request them. Instead, the Notice provides instructions on how to review the Proxy Materials and submit your voting instructions over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our Proxy Materials, you should follow the instructions contained in the Notice for requesting such materials.

WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?

The SEC’s rules permit us to deliver a single Notice or set of Proxy Materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice or set of Proxy Materials to multiple stockholders who share an address, unless we received contrary instructions prior to the mailing date. If you prefer to receive separate copies of the Notice or Proxy Materials now or in the future, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY, 11717, and we will deliver a separate copy promptly. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices or Proxy Materials for your household, please contact Broadridge at the above phone number or address.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE, PROXY CARD, OR INSTRUCTION FORM?

This means that your shares are registered differently and are held in more than one account. To facilitate the voting of all shares, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and instruction cards. We encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Computershare Trust Company, N.A., Shareholder Services, at (877) 453-1504; TDD/TTY for hearing impaired at (800) 490-1493 or in writing at P.O. Box 43006 Providence, RI 02940-3006. If you hold your shares through a bank or broker, you can contact your bank or broker to request consolidation.

WHO CAN VOTE ON MATTERS PRESENTED AT THE ANNUAL MEETING?

Stockholders of record of Whirlpool common stock as of the record date, February 20, 2026, are entitled to vote on matters presented at the annual meeting. Each of the approximately 56,540,150 shares of Whirlpool common stock issued and outstanding as of that date is entitled to one vote.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS THE DIFFERENCE BETWEEN HOLDING STOCK AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered in your name with Whirlpool Corporation’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares. If your shares are held in a stock brokerage account, bank, or other holder of record, you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

HOW DO I VOTE MY SHARES?

You may attend the annual meeting and vote your shares in person if you are a record holder. If you are a beneficial owner, you may obtain a legal proxy from your broker, bank, or other holder of record, attend the annual meeting, and vote your shares in person. You may vote without attending the annual meeting by granting a proxy for shares of which you are the stockholder of record, or by submitting voting instructions to your broker or nominee for shares that you hold beneficially in street name. In most cases, you will be able to do this by Internet or telephone, or by mail if you received a printed set of Proxy Materials.

•

By Internet - If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed set of Proxy Materials, by following the instructions provided with your Proxy Materials and on your proxy card or voting instruction card.

•

By Telephone - If you have Internet access, you may obtain instructions on voting by telephone by following the Internet access instructions provided in the Notice. If you received a printed set of Proxy Materials, your proxy card or voting instruction card will provide instructions to vote by telephone.

•

By Mail - If you received a printed set of Proxy Materials, you may submit your proxy by mail by signing your proxy card if your shares are registered in your name or by following the voting instructions provided by your broker, nominee, or trustee for shares held beneficially in street name, and mailing it in the enclosed envelope.

A Notice cannot be used to vote your shares. The Notice does, however, provide instructions on how to vote by Internet, or by requesting and returning a paper proxy card or voting instruction card.

WHAT IF I SUBMIT MY PROXY OR VOTING INSTRUCTIONS, BUT DO NOT SPECIFY HOW I WANT MY SHARES TO BE VOTED?

If you are a stockholder of record and you do not specify how you want to vote your shares on your signed proxy card or by Internet or telephone, then the proxy holders will vote your shares in the manner recommended by the Board for all matters presented in this proxy statement and as they determine in their discretion with respect to other matters presented for a vote at the annual meeting. If you are a beneficial owner and you do not give specific voting instructions, the institution that holds your shares may generally vote your shares on routine matters, but may not vote your shares on non-routine matters. If you do not give specific voting instructions to the institution that holds your shares with respect to a non-routine matter, the institution will inform the inspector of election that it does not have authority to vote on this matter with respect to your shares. This is called a broker non-vote. The only routine matter included in this proxy statement is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026.

WHAT IF OTHER BUSINESS COMES UP AT THE ANNUAL MEETING?

If any nominee named herein for election as a director is not available to serve, the accompanying proxy will be voted in favor of the remainder of those nominated and may be voted for a substitute nominee. Whirlpool expects all nominees to be available to serve and knows of no matter to be brought before the annual meeting other than those covered in this proxy statement. If, however, any other matter properly comes before the annual meeting, we intend that the accompanying proxy will be voted thereon in accordance with the judgment of the persons voting such proxy.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IF I WANT TO REVOKE MY PROXY OR CHANGE MY VOTE?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised in any of three ways: (1) by submitting written notice of revocation to the Corporate Secretary at the address provided under “Communications Between Stockholders and the Board”; (2) by submitting another proxy via the Internet, telephone, or mail that is dated as of a later date and properly signed; or (3) by voting in person at the annual meeting. You may change your vote by submitting another timely vote by Internet, telephone, mail, or voting in person at the annual meeting. If you are a beneficial owner, you must contact the institution that holds your shares to revoke your voting instructions or change your vote.

WHAT IF I HOLD SHARES THROUGH THE WHIRLPOOL 401(K) RETIREMENT PLAN?

If you participate in the Whirlpool 401(k) Retirement Plan and hold shares of Whirlpool stock in your plan account as of the record date, you will receive a request for voting instructions from the plan custodian (“Vanguard”) with respect to your plan shares. If you hold Whirlpool shares outside of the plan, you will vote those shares separately. You are entitled to direct Vanguard how to vote your plan shares. If you do not provide voting instructions to Vanguard by 11:59 p.m. Eastern Time on April 16, 2026, the Whirlpool shares in your plan account will be voted by Vanguard in the same proportion as the shares held by Vanguard for which voting instructions have been received from other participants in the plan. You may revoke your previously provided voting instructions by submitting either a written notice of revocation or a properly executed proxy dated as of a later date prior to the deadline for voting plan shares.

WHAT SHOULD I KNOW ABOUT ATTENDING THE ANNUAL MEETING?

If you attend, please note that you will be asked to check in at the registration desk and present valid photo identification. Please check in at least 15 minutes prior to the start of the meeting to ensure timely entry to the meeting. If you are a beneficial owner, you will also need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date. If you wish to designate someone as a proxy to attend the annual meeting on your behalf, that person must bring a valid legal proxy containing your signature and printed or typewritten name as it appears in the list of registered stockholders or on your account statement if you are a beneficial owner. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the meeting other than those operated by Whirlpool Corporation or its designees. All bags, briefcases, and packages will need to be checked at the door and/or will be subject to search.

To expedite the admission process, we strongly encourage all stockholders wishing to attend the 2026 Annual Meeting of Stockholders to pre-register by submitting their attendance request and proof of ownership to Whirlpool’s Corporate Secretary by email to corporate_secretary@whirlpool.com. Pre-registration requests will be processed in the order in which they are received and must be received no later than April 16, 2026.

WHO WILL COUNT THE VOTES?

Broadridge Financial Solutions, Inc. will act as the independent inspector of election and will certify the voting results.

WILL MY VOTE BE CONFIDENTIAL?

Our Board has adopted a policy requiring all votes to be kept confidential from management except when disclosure is made public by the stockholder, required by law, and/or in other limited circumstances.

WHAT IS THE QUORUM FOR THE ANNUAL MEETING?

Stockholders representing at least 50% of the common stock issued and outstanding as of the record date must be present at the annual meeting, either in person or represented by proxy, for there to be a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for establishing a quorum.

70	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

The Company is incorporated in the State of Delaware and our shares are listed on the NYSE. As a result, the Delaware General Corporation Law and NYSE listing standards govern the voting standards applicable to actions taken by our stockholders.

Item 1: Election of Directors. For the election of directors (provided the number of nominees does not exceed the number of directors to be elected), each director nominee must receive the majority of the votes cast with respect to that director nominee (number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee).

Item 2: Advisory Vote to Approve Whirlpool Corporation’s Executive Compensation. The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve Whirlpool Corporation’s Named Executive Officer compensation.

Item 3: Ratification of the Appointment of Ernst & Young LLP as Whirlpool Corporation’s Independent Registered Public Accounting Firm for Fiscal 2026. The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the ratification of Ernst & Young LLP as Whirlpool Corporation’s independent registered public accounting firm for 2026.

Other Business. The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve any other matter that may properly come before the meeting.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

Abstentions will have no effect on Item 1. Abstentions will be treated as being present and entitled to vote on Items 2, and 3, and therefore, will have the effect of votes against such proposals. If you do not provide your broker or other nominee with instructions on how to vote your shares held in street name, your broker or nominee will not be permitted to vote them on non-routine matters, such as Items 1, and 2, which will result in a broker non-vote. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Items 1, and 2, and will not affect the outcome on those Items. We encourage you to provide instructions to your broker regarding how to vote your shares.

WHO WILL PAY FOR THIS PROXY SOLICITATION?

Whirlpool will pay the expenses of the solicitation of proxies. We expect to pay fees of approximately $16,500 plus certain reasonable expenses for assistance by D.F. King & Co., Inc. in the solicitation of proxies. Proxies may be solicited by directors, officers, Whirlpool employees, and by D.F. King & Co., Inc., personally and by mail, telephone, or other electronic means.

HOW DO I SUBMIT A STOCKHOLDER PROPOSAL FOR THE 2027 ANNUAL MEETING?

Our annual meeting of stockholders is generally held on the third Tuesday in April. Any stockholder proposal that you intend to have us include in our proxy statement for the annual meeting of stockholders in 2027 pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary of Whirlpool at corporate_secretary@whirlpool.com by November 11, 2026 and must otherwise comply with the SEC’s rules in order to be eligible for inclusion in the proxy statement and proxy form relating to this meeting.

Stockholders may also introduce business or nominate directors for election at an annual meeting of stockholders, provided that the stockholder satisfies the advance notice requirements set forth in our by-laws. Proposals pursuant to the advance notice provisions must be both (1) emailed to, and (2) delivered by personal delivery or by registered or certified United States mail, postage prepaid, to the Corporate Secretary at the email and mailing address provided under “Communications Between Stockholders and the Board” between December 22, 2026 and January 21, 2027, and must satisfy the procedures set forth in our by-laws to be considered at the 2027 annual meeting. However, if the date of the 2027 Annual Meeting of Stockholders is more than 30 days prior to, or more than 60 days after, the one-year anniversary of the date of the 2026 Annual Meeting of Stockholders, then notice must be received no earlier than the close of

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

business on the 120th day prior to the date of the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting, or, if the date of the 2027 Annual Meeting of Stockholders is first publicly announced less than 100 days prior to the date of such annual meeting, the notice must be received no later than the 10th day following the day on which the date of such annual meeting is first publicly announced.

The requirements for providing advance notice of business or nominations as summarized above are qualified in their entirety by our by-laws, Rule 14a-19 (as applicable) and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, which we recommend that you read in order to comply with the applicable requirements.

Stockholders may also, under certain circumstances, nominate directors for inclusion in our proxy materials by complying with the requirements in our by-laws. For more information regarding proxy access, please see the next question.

HOW DO I NOMINATE A DIRECTOR USING PROXY ACCESS?

Our proxy access by-law allows a stockholder, or a group of up to 20 stockholders, who have held 3% or more of our outstanding shares continuously for at least three years to nominate, and include in our proxy materials, director nominees constituting up to the greater of two individuals or 20% of our Board, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in Article II, Section 13 of our by-laws.

To be included in the proxy materials for our 2027 annual meeting of stockholders, we must receive a stockholder’s notice to nominate a director under our proxy access by-law between October 12, 2026 and November 11, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is more than 30 days prior to, or more than 30 days after, the one-year anniversary of the date of the 2026 Annual Meeting of Stockholders, the notice must be received not later than the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which the date of such annual meeting is first publicly announced. Such notice must be both (1) emailed to, and (2) delivered to, or mailed to and received by, the Corporate Secretary of Whirlpool at the email and mailing address set forth under “Communications Between Stockholders and the Board.” The notice must contain the information required by our by-laws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our by-laws relating to the inclusion of stockholder nominees in our Proxy Materials.

FORWARD-LOOKING STATEMENTS

Certain of the statements included in this proxy statement constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our current expectations and beliefs concerning future developments and their potential effects upon the Company and include but are not limited to statements regarding our strategic and transactional objectives, operational planning and implementation, financial projections, goals, and assumptions, external and macroeconomic conditions, and legal, regulatory and sustainability matters. Our actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We do not undertake to update any particular forward-looking statement included in this proxy statement.

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ANNEX A: NON-GAAP RECONCILIATIONS

Annex A: Non-GAAP Reconciliations

We supplement the reporting of our financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, some of which we refer to as “ongoing business” measures, including ongoing earnings per diluted share, ongoing earnings before interest and taxes (EBIT), and free cash flow. Ongoing business measures exclude items that may not be indicative of, or are unrelated to, results from our ongoing business operations and provide a better baseline for analyzing trends in our underlying businesses. Management believes that free cash flow provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the Company’s ability to fund its activities and obligations.

FULL-YEAR 2025 ONGOING EARNINGS BEFORE INTEREST AND TAXES AND ONGOING EARNINGS PER DILUTED SHARE

The reconciliation provided below reconciles the non-GAAP financial measures ongoing earnings before interest and taxes and ongoing earnings per diluted share, with the most directly comparable GAAP financial measures, net earnings (loss) available to Whirlpool and net earnings (loss) per diluted share available to Whirlpool, for the twelve months ended December 31, 2025. Net earnings (loss) margin is calculated by dividing net earnings (loss) available to Whirlpool by net sales. Ongoing EBIT margin is calculated by dividing ongoing EBIT by net sales. EBIT margin is calculated by dividing EBIT by net sales. The earnings per diluted share GAAP measure and ongoing measure are presented net of tax, while each adjustment is presented on a pre-tax basis. Our full-year GAAP tax rate was 27.5%. The aggregate income tax impact of the taxable components of each adjustment is presented in the income tax impact line item at our full-year adjusted tax (non-GAAP) rate of 3.5%.

Earnings Before Interest & Taxes Reconciliation:	Twelve Months Ended December 31, 2025

Net earnings (loss) available to Whirlpool	$318

Net earnings (loss) available to noncontrolling interests	23

Income tax expense (benefit)	142

Interest expense	341

Earnings before interest & taxes	$824

Net sales	$15,524

Net earnings (loss) margin	2.2%

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	A-1

ANNEX A: NON-GAAP RECONCILIATIONS

	Results classification	Earnings before interest & taxes	Earnings per diluted share

Reported measure		$824	$5.66

Restructuring expense	Restructuring costs	63	1.12

Impairment of goodwill, intangibles and other assets	Impairment of goodwill and other intangibles	106	1.89

Impact of M&A transactions	(Gain) loss on sale and disposal of businesses & Selling, general and administrative & Interest and sundry (income) expense	(251)	(4.47)

Legacy EMEA legal matters	Interest and sundry (income) expense	2	0.04

Equity method investee - restructuring charges	Equity method investment income (loss), net of tax	(15)	(0.26)

Total income tax impact			0.06

Normalized tax rate adjustment			2.19

Ongoing measure		$729	$6.23

Net Sales		$15,524

Ongoing EBIT Margin		4.7%

FULL-YEAR 2024 ONGOING EARNINGS BEFORE INTEREST AND TAXES AND ONGOING EARNINGS PER DILUTED SHARE

The reconciliation provided below reconciles the non-GAAP financial measures ongoing earnings before interest and taxes and ongoing earnings per diluted share, with the most directly comparable GAAP financial measures, net earnings (loss) available to Whirlpool and net earnings (loss) per diluted share available to Whirlpool, for the twelve months ended December 31, 2024. Net earnings (loss) margin is calculated by dividing net earnings (loss) available to Whirlpool by net sales. Ongoing EBIT margin is calculated by dividing ongoing EBIT by net sales. EBIT margin is calculated by dividing EBIT by net sales. The earnings per diluted share GAAP measure and ongoing measure are presented net of tax, while each adjustment is presented on a pre-tax basis. Our full-year GAAP tax rate was (5.5)%. The aggregate income tax impact of the taxable components of each adjustment is presented in the income tax impact line item at our full-year adjusted tax (non-GAAP) rate of (28.6)%.

Earnings Before Interest & Taxes Reconciliation:	Twelve Months Ended December 31, 2024

Net earnings (loss) available to Whirlpool	$(323)

Net earnings (loss) available to noncontrolling interests	18

Income tax expense (benefit)	10

Interest expense	358

Earnings before interest & taxes	$63

Net sales	$16,607

Net earnings (loss) margin	(1.9)%

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ANNEX A: NON-GAAP RECONCILIATIONS

	Results classification	Earnings before interest & taxes	Earnings per diluted share

Reported measure		$63	$(5.87)

Restructuring expense	Restructuring costs	79	1.44

Impairment of goodwill, intangibles and other assets	Impairment of goodwill and other intangibles	381	6.92

Impact of M&A transactions	(Gain) loss on sale and disposal of businesses & Selling, general and administrative	292	5.30

Legacy EMEA legal matters	Interest and sundry (income) expense	(2)	(0.04)

Equity method investee - restructuring charges	Equity method investment income (loss), net of tax	74	1.34

Total income tax impact			4.28

Normalized tax rate adjustment			(1.16)

Ongoing measure		$887	$12.21

Net Sales		$16,607

Ongoing EBIT Margin		5.3%

FULL-YEAR 2023 ONGOING EARNINGS BEFORE INTEREST AND TAXES AND ONGOING EARNINGS PER DILUTED SHARE

The reconciliation provided below reconciles the non-GAAP financial measures, ongoing earnings before interest and taxes and ongoing earnings per diluted share, with the most directly comparable GAAP financial measures, net earnings (loss) available to Whirlpool and net earnings (loss) per diluted share available to Whirlpool, for the twelve months ended December 31, 2023. Net earnings (loss) margin is calculated by dividing net earnings (loss) available to Whirlpool by net sales. Ongoing EBIT margin is calculated by dividing ongoing EBIT by net sales. EBIT margin is calculated by dividing EBIT by net sales. The earnings per diluted share GAAP measure and ongoing measure are presented net of tax, while each adjustment is presented on a pre-tax basis. Our full-year GAAP tax rate was 13.0%. The aggregate income tax impact of the taxable components of each adjustment is presented in the income tax impact line item at our full-year adjusted tax (non-GAAP) rate of (6.7)%.

Earnings Before Interest & Taxes Reconciliation:	Twelve Months Ended December 31, 2023

Net earnings (loss) available to Whirlpool	$481

Net earnings (loss) available to noncontrolling interests	7

Income tax expense (benefit)	77

Interest expense	351

Earnings before interest & taxes	$916

Net sales	$19,455

Net earnings (loss) margin	2.5%

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ç	A-3

ANNEX A: NON-GAAP RECONCILIATIONS

	Results classification	Earnings before interest & taxes	Earnings per diluted share

Reported measure		$916	$8.72

Impact of M&A transactions	(Gain) loss on sale and disposal of businesses & Selling, general and administrative & including equity method investment	181	3.27

Legacy EMEA legal matters	Interest and sundry (income) expense	94	1.71

Total income tax impact			0.35

Normalized tax rate adjustment			2.11

Ongoing measure		$1,191	$16.16

Net Sales		$19,455

Ongoing EBIT Margin		6.1%

FULL-YEAR 2025 FREE CASH FLOW

Free cash flow is cash provided by (used in) operating activities after capital expenditures. The reconciliation provided below reconciles twelve months ended December 31, 2025 free cash flow with cash provided by (used in) operating activities, the most directly comparable GAAP financial measure.

(millions of dollars)	2025

Cash provided by (used in) operating activities	$470

Capital expenditures	(389)

Free cash flow	$81

Cash provided by (used in) investing activities	(504)

Cash provided by (used in) financing activities	(621)

ORGANIC NET SALES

The reconciliation provided below reconciles the non-GAAP financial measure organic net sales to GAAP reported net sales, for twelve months ended December 31, 2024 and 2025 for the Whirlpool business.

	Twelve Months Ended December 31,

(Approximate impact in millions of dollars)	2025	2024	Change

Net Sales	$15,524	$16,607	(6.5)%

Less: EMEA Divested Business	—	804

Less: December India Sales	—	54

Less: Currency	(179)	—

Organic Net Sales	$15,703	$15,749	(0.3)%

A-4	ç	Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

Awards and Recognitions

“WORLD’S MOST ADMIRED COMPANIES”

FORTUNE

(15TH CONSECUTIVE YEAR)

“HALO AWARD - BEST EMPLOYEE ENGAGEMENT INITIATIVE”

ENGAGE FOR GOOD

“MANUFACTURING LEADERSHIP AWARD - COLLABORATIVE ECOSYSTEMS”

MANUFACTURING LEADERSHIP COUNCIL

“100 BEST COMPANIES”

“TOP COMPANIES FOR EXECUTIVE WOMEN”

“BEST COMPANIES FOR MULTICULTURAL WOMEN”

“INCLUSION INDEX ORGANIZATION”

SERAMOUNT

RECOGNIZED IN ALL FOUR SERAMOUNT CATEGORIES

“EXCELLENCE IN CUSTOMER EXPERIENCE - INDIVIDUAL TAKE BACK SYSTEM”

ABRAREC CX 2025

“ESR DISTINCTION - SOCIALLY RESPONSIBLE COMPANY”

CEMEFI - MEXICAN CENTER FOR PHILANTHROPY B.C.

17TH CONSECUTIVE YEAR

“BEST COMPANIES - TOP COMPANY IN THE ELECTRONICS INDUSTRY”

VALOR 1000

SIXTH TIME

“BEST COMPANIES TO WORK FOR & #1 BEST COMPANY TO WORK FOR WOMEN”

TOP COMPANIES MÉXICO & EXPANSIÓN MAGAZINE

FOR A FULL LIST OF OUR AWARDS AND RECOGNITIONS

PLEASE VISIT: www.whirlpoolcorp.com/awards-and-recognition.html

Our Vision

Be the best kitchen and laundry company

in constant pursuit of improving life at home

Our Mission

Earn trust and create demand

Our Values

Integrity, Respect, Inclusion and Diversity,

One Whirlpool, Spirit of Winning

SCAN TO VIEW MATERIALS & VOTE w WHIRLPOOL CORPORATION 2000 NORTH M-63 VOTE BY INTERNET BENTON HARBOR, MI 49022-2692 Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 20, 2026 for shares held directly and by 11:59 P.M. ET on April 16, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 20, 2026 for shares held directly and by 11:59 P.M. ET on April 16, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V84164-P40401 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY WHIRLPOOL CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Mary Ellen Adcock 1b. Marc R. Bitzer 1c. Judith K. Buckner 1d. Greg Creed 1e. Diane M. Dietz 1f. Gerri T. Elliott 1g. Richard J. Kramer 1h. Jennifer A. LaClair 1i. John D. Liu 1j. James M. Loree 1k. John G. Morikis 1l. Rudy Wilson For Against Abstain The Board of Directors recommends you vote FOR For Against Abstain proposals 2 and 3. 2. Advisory vote to approve Whirlpool Corporation’s executive compensation. 3. Ratification Whirlpool Corporation’s of the appointment independent of Ernst registered & Young public LLP as accounting firm for 2026. NOTE: I also authorize my proxies to vote in their discretion with regard to such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V84165-P40401 WHIRLPOOL CORPORATION Annual Meeting of Stockholders April 21, 2026 at 8:00 AM, Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marc R. Bitzer and Bridget K. Quinn, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WHIRLPOOL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Central Time, on April 21, 2026, at 331 N. LaSalle, Chicago, IL 60654. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy, when properly executed, will be voted in accordance with the Board of Directors’ recommendations. This proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the WHIRLPOOL CORPORATION 401(k) Retirement Plan (the Plan). This proxy, when properly executed, will be voted as directed. If voting instructions are not received by the proxy tabulator by 11:59 PM Eastern Time, on April 16, 2026, the undersigned will be treated as directing the Plan’s Trustee to vote the shares held in the Plan by the undersigned in the same proportion as the shares for which the Trustee has received timely instructions from others who do vote. Continued and to be signed on reverse side